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                                                                     EXHIBIT 4.1

                            DARDEN RESTAURANTS, INC.

                 OFFICERS' CERTIFICATE AND AUTHENTICATION ORDER
                           MEDIUM-TERM NOTES, SERIES A


         Pursuant to the Indenture dated as of January 1, 1996 (the "Indenture"), between Darden Restaurants, Inc. (the "Company") and Wells Fargo Bank Minnesota, National Association (formerly known as "Norwest Bank Minnesota, National Association"), as Trustee (the "Trustee"), resolutions adopted by the Company's Board of Directors on June 21, 2000, this Officers' Certificate and Authentication Order is being delivered to the Trustee to establish the terms of a series of Securities in accordance with Section 301 of the Indenture, to establish the forms of the Securities of such series in accordance with Section 201 of the Indenture, to establish the procedures for the authentication and delivery of specific Securities from time to time pursuant to Section 303 of the Indenture and to comply with the provisions of Section 102 of the Indenture.

         Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

         A. Establishment of Series pursuant to Section 301 of Indenture. There is hereby established pursuant to Section 301 of the Indenture a series of Securities which shall have the following terms (the numbered clauses set forth below correspond to the numbered subsections of Section 301 of the Indenture):

                  (1) The Securities of such series shall bear the title "Medium-Term Notes, Series A" (referred to herein as the "Notes").

                  (2) There shall be no limitation on the aggregate principal amount of the Notes of such series, however, unless otherwise specified in an Authentication Certificate (as defined in Section C below), the aggregate principal amount of the Notes of such series to be issued pursuant to this Officers' Certificate is limited to $350,000,000 or the equivalent thereof in foreign currencies or foreign currency units (except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Sections 304, 305, 306, 906 or 1107 of the Indenture and except for any Notes which, pursuant to Section 303 of the Indenture, are deemed never to have been authenticated and delivered).

                  (4) (a) Unless previously redeemed or repaid, each Note within such series shall mature on the date 9 months or more from its date of issue as specified in such Note and in the applicable Authentication Certificate (the "Maturity Date"). If the Maturity Date or any earlier Redemption Date (as defined below) or Repayment Date (as defined below) falls on a day that is not a Business Day (as defined below) with respect to such Note, the payment of principal will be made on the next succeeding Business Day with the same force and effect as if made on such Maturity Date, Redemption Date or Repayment Date. "Business Day" means with respect to any Note, any day, other than a Saturday or Sunday, which is both (a) neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close (i) in New York City and (ii) for Notes denominated in a Specified Currency (as defined
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         below) other than United States dollars or Euros, in the Principal
         Financial Center (as defined below) of the country of the Specified Currency; and (b) for Notes denominated in Euros, any day that is also a day on which the Trans-European Automated Real-time Gross Settlement Express Transfer System, commonly referred to as "TARGET," is operating; provided, however that with respect to a LIBOR Note (as defined below), the day must also be a London Banking Day (as defined below). "London Banking Day" means any day on which dealings in deposits in the relevant Index Currency (as defined below) are transacted in the London interbank market. The "Principal Financial Center" means, as applicable, the capital city of the country issuing the Specified Currency; or the capital city of the country to which the Index Currency relates; provided, however, that the Principal Financial Center will be New York City for United States dollars, Sydney for Australian dollars (and solely in the case of the Specified Currency, Melbourne), Toronto for Canadian dollars, Frankfurt for Deutsche marks, Amsterdam for Dutch guilders, Milan for Italian lire, London for Portuguese escudos (solely in the case of the Index Currency), Johannesburg for South African rand and Zurich for Swiss francs.

                  (b) If specified in the applicable Authentication Certificate that the Notes are "Renewable Notes," the Renewable Notes will automatically renew at their Maturity Date and any subsequent renewal date (which shall then become the Maturity Date with respect to such Renewable Note) unless the Holder of the Renewable Note elects to terminate the automatic extension feature by giving notice in the manner described in the related Authentication Certificate. The Holder must give notice of termination at least 15 but not more than 30 days prior to the then effective Maturity Date. The Holder may terminate the automatic extension for less than all of the Renewable Notes only if the terms of the Renewable Note specifically permit partial termination. An election to terminate the automatic extension of any portion of the Renewable Notes is not revocable and will be binding on the Holder. If the Holder elects to terminate the automatic extension of the Maturity Date of the Renewable Note, the Holder will become entitled to the principal and interest accrued up to the Maturity Date. The related Authentication Certificate will specify a final maturity date beyond which the Maturity Date of a Renewable Note cannot be renewed.

                  (c) If specified in the applicable Authentication Certificate that the Notes are "Extendible Notes," the Maturity Date of the Extendible Notes may be extended at the Company's option for one or more whole year periods, up to but not beyond a final maturity date specified in such Authentication Certificate. The Company may exercise its option to extend the Maturity Date by notifying the Trustee, or any duly appointed Paying Agent, at least 45 but not more than 60 days prior to the then effective maturity date. At least 40 days prior to the maturity date, the Trustee will mail to the registered Holder of the Extendible Note a notice informing the Holder of the Company's election, the new maturity date and any updated terms. Upon the mailing of the extension notice, the maturity of the Extendible Note will be extended automatically as set forth in the extension notice. Not later than 20 days prior to the then effective maturity date of the Extendible Note, the Company may, at its option, establish a higher interest rate if the Extendible Note is a Fixed Rate Note, or a higher Spread or Spread Multiplier if the Extendible Note is a Floating Rate Note, for the extension period by mailing or causing the Trustee to mail notice of the higher interest rate or higher Spread and/or Spread Multiplier to the Holder of the Extendible Note. The notice will be irrevocable. If the Company elects to extend

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         the maturity of an Extendible Note, the Holder of the Extendible Note
         will have the option to instead elect repayment of the Extendible Note by the Company on the then effective maturity date. In order for an Extendible Note to be so repaid on the maturity date, the Company must receive, at least 15 days but not more than 30 days prior to the maturity date: (i) the Extendible Note with the form "Option to Elect Repayment" on the reverse of the Extendible Note duly completed; or
         (ii) a telegram, telex, facsimile transmission or a letter from a broker-dealer, a commercial bank or trust company in the United States setting forth the name of the Holder of the Extendible Note, the principal amount of the Extendible Note, the principal amount of the Extendible Note to be repaid, the certificate number or a description of the tenor and terms of the Extendible Note, a statement that the option to elect repayment is being exercised thereby and a guarantee that the Extendible Note to be repaid, together with the duly completed form entitled "Option to Elect Repayment" on the reverse of the Extendible Note, will be received by the Trustee or Paying Agent not later than the fifth Business Day after the date of the telegram, telex, facsimile transmission or letter; provided, however, that the telegram, telex, facsimile transmission or letter will only be effective if the Extendible Note and form duly completed are received by the Trustee or Paying Agent by that fifth Business Day. The option may be exercised by the Holder of an Extendible Note for less than the aggregate principal amount of the Extendible Note then outstanding if the principal amount of the Extendible Note remaining outstanding after repayment is an authorized denomination.

                  (5) Each Note within such series that bears interest will bear interest at either (a) a fixed rate (the "Fixed Rate Notes"), (b) an indexed rate (the "Indexed Notes") or (c) a floating rate (the "Floating Rate Notes") determined by reference to one or more specified Base Rates based on the Index Maturity, which may be adjusted by a Spread and/or Spread Multiplier (each as defined below). Notes within such series may also be issued as "Zero Coupon Notes" which do not provide for any periodic payments of interest. Notes may be issued as "Original Issue Discount Notes" at a discount from the principal amount thereof due at the Maturity Date as specified in the applicable Authentication Certificate.

                  Each Note that bears interest will bear interest from and including its date of issue or from and including the most recent Interest Payment Date (as defined below) to which interest on such Note (or any predecessor Note) has been paid or duly provided for until the principal thereof is paid or made available for payment. Interest will be payable on each Interest Payment Date and at the Maturity Date thereof or any earlier Redemption Date or Repayment Date. The first payment of interest on any Note originally issued after a Regular Record Date (as defined below) and on or before an Interest Payment Date will be made on the Interest Payment Date following the next succeeding Regular Record Date to the registered Holder on such next succeeding Regular Record Date.

                  The Interest Payment Dates for the Notes shall be as specified in the applicable Authentication Certificate (the "Interest Payment Dates"), and, unless otherwise specified in the applicable Authentication Certificate, the Regular Record Dates for the Notes will be on the day (whether or not a Business Day) 15 calendar days preceding each Interest Payment Date (the "Regular Record Dates").

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                  The interest rate on a Note for any Interest Period (as
         defined below) will in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States law of general application.

                  The applicable Authentication Certificate will specify: (i) the issue price, Interest Payment Dates and Regular Record Dates; (ii) with respect to any Fixed Rate Note, the interest rate; (iii) with respect to any Indexed Note, the index; (iv) with respect to any Floating Rate Note, the Initial Interest Rate (as defined below), the method (which may vary from Interest Period to Interest Period) of calculating the interest rate applicable to each Interest Period (including, if applicable, the Index Maturity, the Spread and/or Spread Multiplier, the Interest Determination Dates, the Interest Reset Dates and any Minimum Interest Rate or Maximum Interest Rate (each as defined below)); (v) whether such Note is an Original Issue Discount Note; and
         (vi) any other terms consistent with the Indenture.

                  Fixed Rate Notes
                  ----------------

                  Each Fixed Rate Note, whether or not issued as an Original Issue Discount Note, will bear interest at the annual rate specified on its face until the principal is paid or made available for payment. Interest on Fixed Rate Notes will be computed and paid on the basis of a 360-day year of twelve 30-day months. Interest payments for Fixed Rate Notes will include accrued interest from and including the date of issue or from and including the last date in respect of which interest has been paid, as the case may be, to but excluding the relevant Interest Payment Date or the Maturity Date or any earlier Redemption Date or Repayment Date, as the case may be, except when the Interest Payment Date is not a Business Day. In the event that any Interest Payment Date on a Fixed Rate Note is not a Business Day, interest will be paid on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date, but interest on that payment will not accrue during the period from and after the scheduled Interest Payment Date.

                  A Fixed Rate Note may pay amounts in respect of both interest and principal amortized over the life of the Note (an "Amortizing Note"). Payments of principal and interest on Amortizing Notes will be made on the Interest Payment Dates specified in the applicable Authentication Certificate, and at the Maturity Date or any earlier Redemption Date or Repayment Date. Payments on Amortizing Notes will be applied first to interest due and payable and then to the reduction of unpaid principal amount.

                  Floating Rate Notes
                  -------------------

                  A Floating Rate Note will bear interest determined by reference to one or more specified Base Rates based on the Index Maturity, which may be adjusted by a Spread and/or a Spread Multiplier (each as defined below). Any Floating Rate Note may also have either or both of the following as set forth in the applicable Authentication
         Certificate: (i) a maximum interest rate limitation, or ceiling, on the rate of interest which may accrue during any Interest Period (the "Maximum Interest Rate"); and (ii) a minimum interest rate limitation, or floor, on the rate of interest which may accrue during any Interest Period (the "Minimum Interest Rate").

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                  The applicable Authentication Certificate may designate any of the following interest rates or interest rate formulas (the "Base
         Rate") as applicable to one or more Interest Periods on each Floating Rate Note: (a) the CD Rate, in which case such Note will be a "CD Rate Note" with respect to such Interest Periods; (b) the Commercial Paper Rate, in which case such Note will be a "Commercial Paper Rate Note" with respect to such Interest Period or Interest Periods; (c) EURIBOR, in which case such Note will be a "EURIBOR Note" with respect to such Interest Period or Interest Periods; (d) the Federal Funds Rate, in which case such Note will be a "Federal Funds Rate Note" with respect to such Interest Period or Interest Periods; (e) LIBOR, in which case such Note will be a "LIBOR Note" with respect to such Interest Period or Interest Periods; (f) the Prime Rate, in which case such Note will be a "Prime Rate Note" with respect to such Interest Period or Interest Periods; (g) the Treasury Rate, in which case such Note will be a "Treasury Rate Notes" with respect to such Interest Period or Interest Periods; (h) such other rate or interest rate formula as set forth in the applicable Authentication Certificate.

                  The interest rate on each Floating Rate Note for each Interest Period will be determined by reference to the applicable Base Rate specified in the applicable Authentication Certificate for such Interest Period, plus or minus the applicable Spread, if any, and/or multiplied by the applicable Spread Multiplier, if any. The "Spread" is the number of basis points to be added to or subtracted from the Base Rate for a Floating Rate Note, as specified in the applicable Authentication Certificate as being applicable to such Floating Rate Note for such Interest Period. Each basis point is 0.01%. The "Spread Multiplier" is the percentage specified in the applicable Authentication Certificate as being applicable to the Base Rate for such Floating Rate Note and for such Interest Period. The "Index Maturity" means the period of maturity of the instrument or obligation from which the Base Rate is calculated, as specified in the applicable Authentication Certificate.

                  In the event that any Interest Payment Date, other than the Maturity Date or any earlier Redemption Date or Repayment Date, for any Floating Rate Note falls on a day that is not a Business Day, interest otherwise payable on such date will be paid on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date, except that, in the case of a EURIBOR Note or of a LIBOR Note, if that Business Day would fall in the next calendar month, the Interest Payment Date will be the immediately preceding Business Day.

                  The rate of interest on each Floating Rate Note will be reset daily, weekly, monthly, quarterly, semi-annually or annually (the "Interest Reset Period," and the first day of each Interest Reset Period, an "Interest Reset Date") as specified in the applicable Authentication Certificate.

                  The interest rate in effect from the date of issue to the first Interest Reset Date for a Floating Rate Note (the "Initial Interest Rate") will be the Initial Interest Rate specified in the applicable Authentication Certificate. As used herein, "Interest Determination Date" pertaining to any Interest Reset Date means the day the Calculation Agent will refer to when determining the new interest rate at which a Floating Rate Note will reset, which is applicable as follows: for CD Rate Notes, Commercial Paper Rate Notes, Federal Funds Rate Notes and Prime Rate Notes, the Interest Determination Date will be the second Business Day prior to the Interest Reset Date;

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         for EURIBOR Notes or Euro LIBOR Notes (as defined below), the Interest
         Determination Date will be the second TARGET Settlement Day (as defined below) prior to the Interest Reset Date; for LIBOR Notes (other than Euro LIBOR Notes), the Interest Determination Date will be the second London Banking Day prior to the Interest Reset Date, except that the Interest Determination Date pertaining to an Interest Reset Date for a LIBOR Note for which the Index Currency is pounds sterling will be the Interest Reset Date; and for Treasury Rate Notes, the Interest Determination Date will be the day of the week in which the Interest Reset Date falls on which Treasury bills would normally be auctioned. Treasury bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, but the auction may be held on the preceding Friday. If, as the result of a legal holiday, the auction is held on the preceding Friday, that Friday will be the Interest Determination Date pertaining to the Interest Reset Date occurring in the next succeeding week. If an auction falls on a day that is an Interest Reset Date, that Interest Reset Date will be the next following Business Day. The "TARGET Settlement Day" means any day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer System is open. "Euro LIBOR Notes" means LIBOR Notes for which the Index Currency is Euros. If any Interest Reset Date for any Floating Rate Note would otherwise be a day that is not a Business Day, such Interest Reset Date shall be postponed to the next day that is a Business Day, except that in the case of a EURIBOR Note or of a LIBOR Note, if such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day.

                  Unless otherwise specified in the applicable Authentication Certificate, interest for a Floating Rate Note will accrue from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for, from and including the issue date or any other date specified in an Authentication Certificate on which interest begins to accrue. Interest will accrue to but excluding the next Interest Payment Date or, if earlier, the date on which the principal has been paid or duly made available for payment, except as described above when an Interest Payment Date is not a Business Day (each such interest accrual period an "Interest Period").

                  Upon the request of the Holder of any Floating Rate Note, the Calculation Agent will provide the interest rate then in effect and, if determined, the interest rate that will become effective on the next Interest Reset Date for that Floating Rate Note.

                  For a Floating Rate Note, accrued interest will be calculated by multiplying the principal amount of the Floating Rate Note by an accrued interest factor. This accrued interest factor will be computed by adding the interest factors calculated for each day in the period for which interest is being paid. The interest factor for each day is computed by dividing the interest rate applicable to that day: (i) by 360, in the case of CD Rate Notes, Commercial Paper Rate Notes, EURIBOR Notes, Federal Funds Rate Notes, LIBOR Notes (except for LIBOR Notes denominated in pounds sterling) and Prime Rate Notes; (ii) by 365, in the case of LIBOR Notes denominated in pounds sterling; or (iii) by the actual number of days in the year, in the case of Treasury Rate Notes.

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                  For these calculations, the interest rate in effect on any
         Interest Reset Date will be the applicable rate as reset on that date. The interest rate applicable to any other day is the interest rate from the immediately preceding Interest Reset Date or, if none, the Initial Interest Rate.

                  All percentages used in or resulting from any calculation of the rate of interest on a Floating Rate Note will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point (.0000001), with five one-millionths of a percentage point rounded upward, (e.g., 9.876545% (or .09876545) would be rounded to 9.87655%
         (or .0987655)) and all United States dollar amounts used in or resulting from these calculations on Floating Rate Notes will be rounded to the nearest cent, with one-half cent rounded upward.

                  Unless otherwise specified in the applicable Authentication Certificate, Wells Fargo Bank Minnesota, National Association, will be the "Calculation Agent." Unless otherwise specified in the applicable Authentication Certificate, the "Calculation Date," if applicable, pertaining to any Interest Determination Date on a Floating Rate Note will be the earlier of (i) the tenth calendar day after such Interest Determination Date, or, if any such day is not a Business Day, the next succeeding Business Day, and (ii) the Business Day immediately preceding the applicable Interest Payment Date or the Maturity Date or for any principal amount to be redeemed or repaid, the Redemption Date or Repayment Date, as the case may be.

                  CD Rate Notes
                  -------------

                  CD Rate Notes will bear interest at the interest rates specified in the CD Rate Notes and in the applicable Authentication Certificate. Those interest rates will be based on the CD Rate and any Spread or Spread Multiplier and will be subject to the Minimum Interest Rate and the Maximum Interest Rate, if any.

                  The CD Rate will be, for any Interest Determination Date, the rate on that date for negotiable certificates of deposit having the Index Maturity specified in the applicable Authentication Certificate as published by the Board of Governors of the Federal Reserve System in "Statistical Release H.15(519), Selected Interest Rates," or any successor publication of the Board of Governors of the Federal Reserve System ("H.15(519)") under the heading "CDs (Secondary Market)."

                  The following procedures will apply if the CD Rate cannot be determined as described above: If the above rate is not published in H.15(519) by 3:00 p.m., New York City time, on the Calculation Date, the CD Rate will be the rate on that Interest Determination Date set forth in the daily update of H.15(519), available through the worldwide website of the Board of Governors of the Federal Reserve System at http://www.bog.frb.fed.us/releases/hl5/update, or such other recognized electronic source used for the purpose of displaying such rate, or any successor site or publication, which is commonly referred to as the "H.15 Daily Update," for the Interest Determination Date for certificates of deposit having the Index Maturity specified in the applicable Authentication Certificate, under the caption "CDs (Secondary Market). If the above rate is not yet published in either H.15(519) or the H.15 Daily Update by 3:00 p.m., New York City

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         time, on the Calculation Date, the Calculation Agent will determine the
         CD Rate to be the average of the secondary market offered rates as of 10:00 a.m., New York City time, on that Interest Determination Date of three leading nonbank dealers in negotiable United States dollar certificates of deposit in New York City elected by the Calculation Agent, after consultation with the Company, for negotiable certificates of deposit of major United States money center banks of the highest credit standing in the market for negotiable certificates of deposit with a remaining maturity closest to the Index Maturity specified in the applicable Authentication Certificate in an amount that is representative for a single transaction in that market at that time. If the dealers selected by the Calculation Agent are not quoting as set forth above, the CD Rate will remain the CD Rate for the immediately preceding Interest Reset Period, or, if there was no Interest Reset Period, the rate of interest payable will be the Initial Interest Rate.

                  Commercial Paper Rate Notes
                  ---------------------------

                  Commercial Paper Rate Notes will bear interest at the interest rates specified in the Commercial Paper Rate Notes and in the applicable Authentication Certificate. Those interest rates will be based on the Commercial Paper Rate and any Spread or Spread Multiplier and will be subject to the Minimum Interest Rate and the Maximum Interest Rate, if any.

                  The Commercial Paper Rate will be, for any Interest Determination Date, the Money Market Yield, calculated as described below, of the rate on that date for commercial paper having the Index Maturity specified in the applicable Authentication Certificate, as that rate is published in H.15(519), under the heading "Commercial Paper -- Nonfinancial."

                  The following procedures will apply if the Commercial Paper Rate cannot be determined as described above: If the above rate is not published by 3:00 p.m., New York City time, on the Calculation Date, then the Commercial Paper Rate will be the Money Market Yield of the rate on that Interest Determination Date for commercial paper of the Index Maturity specified in the applicable Authentication Certificate available through the worldwide website of the Board of Governors of the Federal Reserve System at http://www.bog.frb.fed.us/releases/ h15/update, or such other recognized electronic source used for the purpose of displaying such rate, or any successor site or publication, which is commonly referred to as the "H.15 Daily Update," under the heading "Commercial Paper -- Nonfinancial." If by 3:00 p.m., New York City time, on that Calculation Date the rate is not yet published in either H.15(519) or the H.15 Daily Update, then the Calculation Agent will determine the Commercial Paper Rate to be the Money Market Yield of the average of the offered rates as of 11:00 a.m., New York City time, on that Interest Determination Date of three leading dealers of commercial paper in New York City selected by the Calculation Agent, after consultation with the Company, for commercial paper of the Index Maturity specified in the applicable Authentication Certificate, placed for an industrial issuer whose bond rating is "AA," or the equivalent, from a nationally recognized statistical rating organization. If the dealers selected by the Calculation Agent are not quoting as mentioned above, the Commercial Paper Rate for that Interest Determination Date will remain the Commercial Paper Rate for the immediately preceding Interest Reset Period, or, if there was no Interest Reset Period, the rate of interest payable will be the Initial Interest Rate.

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                  The "Money Market Yield" will be a yield calculated in
         accordance with the following formula:

                  Money Market Yield =           D x 360        x  100
                                            -----------------
                                              360 - (D x M)

                  "D" refers to the applicable per year rate for commercial paper quoted on a bank discount basis and expressed as a decimal; and "M" refers to the actual number of days in the interest period for which interest is being calculated.

                  EURIBOR Notes
                  -------------

                  EURIBOR Notes will bear interest at the interest rates specified in the EURIBOR Notes and in the applicable Authentication Certificate. That interest rate will be based on EURIBOR and any Spread or Spread Multiplier and will be subject to the Minimum Interest Rate and the Maximum Interest Rate, if any.

                  "EURIBOR" means, for any Interest Determination Date, the rate for deposits in Euros as sponsored, calculated and published jointly by the European Banking Federation and ACI -- The Financial Market Association, or any company established by the joint sponsors for purposes of compiling and publishing those rates, for the Index Maturity specified in the applicable Authentication Certificate as that rate appears on the display on Bridge Telerate, Inc., or any successor service, on page 248 or any other page as may replace page 248 on that service, which is commonly referred to as "Telerate Page 248," as of 11:00 a.m. (Brussels time).

                  The following procedures will apply if the rate cannot be determined as described above: If the above rate does not appear, the Calculation Agent will request the principal Euro-zone office of each of four major banks in the Euro-zone interbank market, as selected by the Calculation Agent, after consultation with the Company, to provide the Calculation Agent with its offered rate for deposits in Euros, at approximately 11:00 a.m. (Brussels time) on the Interest Determination Date, to prime banks in the Euro-zone interbank market for the Index Maturity specified in the applicable Authentication Certificate commencing on the applicable Interest Reset Date, and in a principal amount not less than the equivalent of U.S. $1 million in Euro that is representative of a single transaction in Euro, in that market at that time. If at least two quotations are provided, EURIBOR will be the average of those quotations. If fewer than two quotations are provided, EURIBOR will be the average of the rates quoted by four major banks in the Euro-zone, as selected by the Calculation Agent, after consultation with the Company, at approximately 11:00 a.m. (Brussels time), on the applicable Interest Reset Date for loans in Euro to leading European banks for a period of time equivalent to the Index Maturity specified in the applicable Authentication Certificate commencing on that Interest Reset Date in a principal amount not less than the equivalent of U.S. $1 million in Euro. If the banks so selected by the Calculation Agent are not quoting as mentioned in the previous sentence, the EURIBOR rate in effect for the applicable period will be the same as EURIBOR for the

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         immediately preceding Interest Reset Period, or, if there was no
         Interest Reset Period, the rate of interest will be the Initial Interest Rate.

                  "Euro-zone" means the region comprised of member states of the European Union that adopt the single currency in accordance with the treaty establishing the European Community, as amended by the treaty on European Union.

                  Federal Funds Rate Notes
                  ------------------------

                  Federal Funds Rate Notes will bear interest at the interest rates specified in the Federal Funds Rate Notes and in the applicable Authentication Certificate. Those interest rates will be based on the Federal Funds Rate and any Spread or Spread Multiplier and will be subject to the Minimum Interest Rate and the Maximum Interest Rate, if any.

                  The Federal Funds Rate will be, for any Interest Determination Date, the rate on that date for federal funds as published in H.15(519) under the heading "Federal Funds (Effective)" as displayed on Bridge Telerate, Inc., or any successor service, on page 120 or any other page as may replace the applicable page on that service, which is commonly referred to as "Telerate Page 120."

                  The following procedures will apply if the Federal Funds Rate cannot be determined as described above: If the above rate is not published by 3:00 p.m., New York City time, on the Calculation Date, the Federal Funds Rate will be the rate on that Interest Determination Date as published in the H.15 Daily Update under the heading "Federal Funds/ Effective Rate." If that rate is not yet published in either H.15(519) or the H.15 Daily Update by 3:00 p.m., New York City time, on the Calculation Date, the Calculation Agent will determine the Federal Funds Rate to be the average of the rates for the last transaction in overnight federal funds by each of three leading brokers of federal funds transactions in New York City selected by the Calculation Agent, after consultation with the Company, as of 9:00 a.m., New York City time, on that Interest Determination Date. If the brokers selected by the Calculation Agent are not quoting as mentioned above, the Federal Funds Rate relating to that Interest Determination Date will remain the Federal Funds Rate for the immediately preceding Interest Reset Period, or, if there was no Interest Reset Period, the rate of interest payable will be the Initial Interest Rate.

                  LIBOR Notes
                  -----------

                  LIBOR Notes will bear interest at the interest rates specified in the LIBOR Notes and in the applicable Authentication Certificate. That interest rate will be based on the London Interbank Offered Rate, which is commonly referred to as "LIBOR," and any Spread or Spread Multiplier and will be subject to the Minimum Interest Rate and the Maximum Interest Rate, if any.

                  The Calculation Agent will determine "LIBOR" for each Interest Determination Date as follows: As of the Interest Determination Date, LIBOR will be either: If "LIBOR Reuters" is specified in the applicable

         Authentication Certificate, the average of the offered rates for deposits in the Index Currency having the Index Maturity designated in the applicable Authentication Certificate, commencing on the second London Banking Day immediately following that Interest Determination Date, that appear on the Designated LIBOR Page, as defined below, as of 11:00 a.m., London time, on that Interest Determination Date, if at least two offered rates appear on the Designated LIBOR Page, except that if the specified Designated LIBOR Page, by its terms provides only for a single rate, that single rate will be used; or If "LIBOR Telerate" is specified in the applicable Authentication Certificate, the rate for deposits in the Index Currency having the Index Maturity designated in the applicable Authentication Certificate, commencing on the second London Banking Day immediately following that Interest Determination Date or, if pounds sterling is the Index Currency, commencing on that Interest Determination Date, that appears on the Designated LIBOR Page at approximately 11:00 a.m., London time, on that Interest Determination Date. If fewer than the required number of offered rates appear, then the Calculation Agent will request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Calculation Agent after consultation with the Company, to provide the Calculation Agent with its offered quotation for deposits in the Index Currency for the period of the Index Maturity specified in the applicable Authentication Certificate commencing on the second London Banking Day immediately following the Interest Determination Date or, if pounds sterling is the Index Currency, commencing on that Interest Determination Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on that Interest Determination Date and in a principal amount that is representative of a single transaction in that Index Currency in that market at that time. If at least two quotations are provided, LIBOR determined on that Interest Determination Date will be the average of those quotations. If fewer than two quotations are provided, LIBOR will be determined for the applicable Interest Reset Date as the average of the rates quoted at approximately 11:00 a.m., London time, or some other time specified in the applicable Authentication Certificate, in the applicable Principal Financial Center for the country of the Index Currency on that Interest Reset Date, by three major banks in that Principal Financial Center selected by the Calculation Agent, after consultation with the Company, for loans in the Index Currency to leading European banks, having the Index Maturity specified in the applicable Authentication Certificate and in a principal amount that is representative of a single transaction in that Index Currency in that market at that time. If the banks so selected by the Calculation Agent are not quoting as mentioned in the previous sentence, LIBOR in effect for the applicable period will be the same as LIBOR for the immediately preceding Interest Reset Period, or, if there was no Interest Reset Period, the rate of interest payable will be the Initial Interest Rate.

                  The "Index Currency" means the currency specified in the applicable Authentication Certificate as the currency for which LIBOR will be calculated, or, if the Euro is substituted for that currency, the Index Currency will be the Euro. If that currency is not specified in the applicable Authentication Certificate, the Index Currency will be United States dollars.

                  "Designated LIBOR Page" means either: if (i) "LIBOR Reuters" is designated in the applicable Authentication Certificate, the display on the Reuters Monitor Money Rates Service for the purpose of displaying the London interbank rates of major banks for the applicable Index Currency or its designated successor; or (ii) if "LIBOR Telerate" is designated in the applicable Authentication Certificate, the display on Bridge Telerate Inc., or any successor service, on the page specified in the applicable Authentication Certificate, or any other page as may replace that page on that service, for the purpose of displaying the London interbank rates of major banks for the applicable Index Currency.

                  If neither LIBOR Reuters nor LIBOR Telerate is specified in the applicable Authentication Certificate, LIBOR for the applicable Index Currency will be determined as if LIBOR Telerate were specified, and, if the United States dollar is the Index Currency, as if Page 3750 had been specified.

                  Prime Rate Notes
                  ----------------

                  Prime Rate Notes will bear interest at the interest rates specified in the Prime Rate Notes and in the applicable Authentication Certificate. That interest rate will be based on the Prime Rate and any Spread or Spread Multiplier and will be subject to the Minimum Interest Rate and the Maximum Interest Rate, if any.

                  The Prime Rate will be, for any Interest Determination Date, the base lending rate on that date as published in H.15(519) under the heading "Bank Prime Loan."

                  The following procedures will apply if the Prime Rate cannot be determined as described above: If the rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date, then the Prime Rate will be the rate on that Interest Determination Date as published in H.15 Daily Update under the heading "Bank Prime Loan." If the rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date in either H.15(519) or the H.15 Daily Update, then the Calculation Agent will determine the Prime Rate to be the average of the rates of interest publicly announced by each bank that appears on the Reuters Screen USPRIME 1 Page, as defined below, as that bank's Prime Rate or base lending rate as in effect for that Interest Determination Date. If fewer than four rates appear on the Reuters Screen USPRIME 1 Page for that Interest Determination Date, the Calculation Agent will determine the Prime Rate to be the average of the Prime Rates quoted on the basis of the actual number of days in the year divided by 360 as of the close of business on that Interest Determination Date by at least three major banks in New York City selected by the Calculation Agent, after consultation with the Company. If the banks selected are not quoting as mentioned above, the Prime Rate will remain the Prime Rate for the immediately preceding Interest Reset Period, or, if there was no Interest Reset Period, the rate of interest payable will be the Initial Interest Rate.

                  "Reuters Screen USPRIME 1 Page" means the display designated as page "USPRIME 1" on the Reuters Monitor Money Rates Service, or any successor service, or any other page as may replace the USPRIME 1 Page on that service for the purpose of displaying Prime Rates or base lending rates of major United States banks.

                  Treasury Rate Notes
                  -------------------

                  Treasury Rate Notes will bear interest at the interest rates specified in the Treasury Rate Notes and in the applicable Authentication Certificate. That interest rate will be based on the Treasury Rate and any Spread or Spread Multiplier and will be subject to the Minimum Interest Rate and the Maximum Interest Rate, if any.

                  The Treasury Rate will be the rate from the auction held on the applicable Interest Determination Date of direct obligations of the United States, which are commonly referred to as "Treasury Bills," having the Index Maturity specified in the applicable Authentication Certificate as that rate appears under the caption "INVESTMENT RATE" on the display on Bridge Telerate, Inc., or any successor service, on page 56 or any other page as may replace page 56 on that service, referred to as "Telerate Page 56," or page 57 or any other page as may replace page 57 on that service, referred to as "Telerate Page 57."

                  The following procedures will apply if the Treasury Rate cannot be determined as described above: If the rate described above is not published by 3:00 p.m., New York City time, on the related Calculation Date, the Bond Equivalent Yield, calculated as described below, of the auction rate of the applicable Treasury Bills, announced by the United States Department of the Treasury. In the event that the rate referred to in the immediately preceding sentence is not announced by the United States Department of the Treasury, or if the auction is not held, the Bond Equivalent Yield of the rate on the applicable Interest Determination Date of Treasury Bills having the Index Maturity specified in the applicable Authentication Certificate published in H.15(519) under the caption "U.S. Government Securities/ Treasury Bills/ Secondary Market." If the rate referred to in the immediately preceding sentence is not so published by 3:00 p.m., New York City time, on the related Calculation Date, the rate on the applicable Interest Determination Date calculated by the Calculation Agent as the Bond Equivalent Yield of the average of the secondary market bid rates, as of approximately 3:30 p.m., New York City time, on the applicable Interest Determination Date, of three primary United States government securities dealers, which may include the agent or its affiliates, selected by the Calculation Agent, for the issue of Treasury Bills with a remaining maturity closest to the Index Maturity specified in the applicable Authentication Certificate. If the dealers selected by the Calculation Agent are not quoting as mentioned in the immediately preceding sentence, the Treasury Rate for the immediately preceding Interest Reset Period, or, if there was no Interest Reset Period, the rate of interest payable will be the Initial Interest Rate.

                  The "Bond Equivalent Yield" means a yield calculated in accordance with the following formula and expressed as a percentage:

                   Bond Equivalent Yield =         D x N         x  100
                                            ------------------
                                               360 - (D x M)

                  "D" refers to the applicable per annum rate for Treasury Bills quoted on a bank discount basis; "N" refers to 365 or 366, as the case may be; and "M" refers to the actual number of days in the interest period for which interest is being calculated.

                  Zero Coupon Notes
                  -----------------

                  The specific terms of any Zero Coupon Notes will be set forth in the applicable Authentication Certificate.

                  (6) (a) Payment of principal of and any premium and interest on Book-Entry Notes (as defined below) represented by any Global Security (as defined below) will be made to the Depositary (as specified below) or its nominee, as the case may be, as the sole registered owner and the sole Holder of the Book-Entry Notes represented thereby for all purposes under the Indenture.

                  (b) Unless otherwise specified in the applicable Authentication Certificate, payments of interest and, in the case of Amortizing Notes, principal with respect to any Certificated Note (as defined below) payable in United States dollars (other than interest and, in the case of Amortizing Notes, principal payment at Maturity
         Date) will be made by check mailed to the Holder at the address of such Holder appearing on the Security Register for the Notes on the applicable Regular Record Date. A Holder of $10,000,000 or more in aggregate principal amount of Certificated Notes with the same Interest Payment Date shall be entitled to payment by wire transfer of immediately available funds if appropriate payment instructions have been received in writing by the Trustee not less than 15 calendar days prior to the applicable Interest Payment Date. In the event that payment is so made in accordance with instructions of the Holder, such wire transfer shall be deemed to constitute full and complete payment of such interest and principal on the Notes. Payment of the principal of and any premium and interest due with respect to any Certificated Note at the Maturity Date or any earlier Redemption Date or Repayment Date will be made in immediately available funds against presentation and surrender of such Note at the Corporate Trust Office of the Trustee accompanied by wire transfer instructions, provided that the Certificated Note is presented to the Trustee in time for the Trustee to make payments in such funds in accordance with its normal procedures.

                  (c) Unless otherwise specified in the applicable Authentication Certificate, payments of principal and any premium and interest with respect to any Certificated Note that is a Foreign Currency Note, the Holder may elect to receive all or a portion of the payments on those Foreign Currency Notes in United States dollars. To do so, the Holder must send a written request to the Paying Agent as follows: for payments of interest, on or prior to the fifth business day after the applicable Regular Record Date; or for payments of principal, at least 10 business days prior to the Maturity Date or any earlier Redemption Date or Repayment Date. To revoke this election for all or a portion of the payments on the Foreign Currency Notes, the Holder must send written notice to the Paying Agent as follows: at least 5 business days prior to the applicable Regular Record Date, for payments of interest; or at least 10 calendar days prior to the Maturity Date date or any earlier Redemption Date or Repayment Date, for payments of principal. If the Holder does not elect to be paid in United States dollars, the Paying Agent will pay the principal, premium, if any, or interest, if any, on the Foreign Currency Notes by wire transfer of immediately available funds in the Specified Currency to the Holder's account at a bank located outside the United States, and in the case of a Foreign Currency Note payable in Euros, in a country for which the Euro is a lawful currency, if the Paying Agent has received the

         Holder's written wire transfer instructions not less than 15 calendar days prior to the applicable payment date; or by check payable in the Specified Currency mailed to the address of the person entitled to payment that is specified in the Security Register, if the Holder has not provided wire instructions. The Paying Agent will only pay the principal of the Foreign Currency Notes, premium, if any, and interest, if any, due at the Maturity Date or any earlier Redemption Date or Repayment Date, upon surrender of the Foreign Currency Notes at the office or agency of the Paying Agent.

                  The Exchange Rate Agent specified in the applicable Authentication Certificate (the "Exchange Rate Agent") will convert the Specified Currency into United States dollars for Holders who elect to receive payments in United States dollars. The conversion will be based on the highest bid quotation in New York City received by the Exchange Rate Agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable payment date from three recognized foreign exchange dealers for the purchase by the quoting dealer of the Specified Currency for United States dollars for settlement on the payment date, in the aggregate amount of the Specified Currency payable to those Holders of Notes, and at which the applicable dealer commits to execute a contract. One of the dealers providing quotations may be the Exchange Rate Agent unless the Exchange Rate Agent is an affiliate of the Company. If those bid quotations are not available, payments will be made in the Specified Currency. The Holders of Foreign Currency Notes will pay all currency exchange costs by deductions from the amounts payable on the Foreign Currency Notes.

                  If the Specified Currency is unavailable, the Company may satisfy its obligations to Holders of Foreign Currency Notes by making those payments on the date of payment in United States dollars on the basis of the noon dollar buying rate in New York City for the cable transfers of the Specified Currency, published by the Federal Reserve Bank of New York (the "Market Exchange Rate"). If that rate of exchange is not then available or is not published for a Specified Currency, the Market Exchange Rate will be based on the highest bid quotation in New York City received by the Exchange Rate Agent at approximately 11:00 a.m., New York City time, on the second Business Day preceding the applicable payment date from three recognized foreign exchange dealers for the purchase by the quoting dealer of the Specified Currency for United States dollars for settlement on the payment date in the aggregate amount of the Specified Currency payable to those Holders of Foreign Currency Notes and at which the applicable dealer commits to execute a contract. One of the dealers providing quotations may be the Exchange Rate Agent unless the Exchange Rate Agent is an affiliate of the Company. If those bid quotations are not available, the Exchange Rate Agent will determine the market exchange rate at its sole discretion.

                  The foregoing provisions do not apply if a Specified Currency is unavailable because it has been replaced by the Euro. If the Euro has been substituted for a Specified Currency, the Company may, at its option, or will, if required by applicable law, without consent of the Holders of the affected Foreign Currency Notes, pay the principal, premium, if any, or interest, if any, on any Foreign Currency Note denominated in the Specified Currency in Euros instead of the Specified Currency, in conformity with legally applicable measures taken pursuant to, or by virtue of, the treaty established by the European Community, as amended by the treaty on European Union. Any payment made in United States dollars or in Euros as described above where required payment is in an unavailable Specified Currency will not constitute an Event of Default under the Indenture.

                  (7) (a) If a "make whole" redemption option is specified in the applicable Authentication Certificate, the Notes will be redeemable at the option of the Company at any time, at a redemption price equal to the greater of (i) 100% of their principal amount and (ii) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of those payments of interest accrued as of the Redemption Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate, plus a number of basis points specified in the Authentication Certificate plus, in each case, accrued and unpaid interest on the Notes to the Redemption Date, but interest installments whose maturity is on or prior to such Redemption Date will be payable to the Holders of such Notes of record at the close of business on the relevant Regular Record Dates referred to on the face thereof, all as provided in the Indenture.

                  For purposes of determining the amount at which the Notes may be redeemed pursuant to a "make whole" redemption option, the following terms shall have the meanings set forth next to each of them below:

                           "Adjusted Treasury Rate" means, with respect to any
                  Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

                           "Comparable Treasury Issue" means the United States
                  Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Notes to be redeemed that would be used, at the time of a selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes.

                           "Quotation Agent" means the Reference Treasury Dealer
                  appointed by the Company to serve in that capacity.

                           "Comparable Treasury Price" means, with respect to
                  any Redemption Date, the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Treasury Dealer Quotation, or if the Trustee obtains fewer than three Reference Treasury Dealer Quotations, the average of the quotations.

                           "Reference Treasury Dealer" means each of Banc of
                  America Securities LLC and Wachovia Securities, Inc. and any other Reference Treasury Dealer specified in the applicable Authentication Certificate and their respective successors; provided, however, that if either of the foregoing shall cease to be a primary United States government securities dealer (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer.

                           "Reference Treasury Dealer Quotations" means, with
                  respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed, in each case, as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding such Redemption Date.

                  (b) If so specified in the applicable Authentication Certificate, the Notes will be redeemable at the option of the Company on the date or dates prior to the Maturity Date specified in the applicable Authentication Certificate at the price or prices ("Redemption Prices") specified in the applicable Authentication Certificate (unless otherwise specified in such Authentication Certificate, expressed as a percentage of the principal amount of such Note or, in the case of Zero Coupon Notes or certain interest bearing Notes issued as Original Issue Discount Notes (as specified in the applicable Authentication Certificate), as a percentage of the Amortized Face Amount (as defined below) of such Note as described in Paragraph 13 below), together with accrued interest, if any, to the Redemption Date (or, in the case of any interest bearing Note issued as an Original Issue Discount Note, any accrued but unpaid "qualified stated interest" payments (as defined in Paragraph 13 below) and the redemption period or periods during which such Redemption Prices shall apply.

                  (c) Unless otherwise specified in the applicable Authentication Certificate, the Company may redeem any of the Notes which are redeemable and remain outstanding either in whole or from time to time in part upon the terms and conditions set forth in Article Eleven of the Indenture.

                  (8) Unless otherwise specified in the applicable Authentication Certificate, the Company shall not be obligated to redeem or purchase any Note pursuant to any sinking fund or analogous provision, or at the option of the Holder, before its Maturity Date. If the applicable Authentication Certificate specifies one or more dates on which a Note may be repayable at the option of the Holder ("Repayment Date"), the Note will be repayable at the Holder's option on the specified Repayment Dates at the specified repayment price. Unless otherwise specified in the applicable Authentication Certificate, the repayment price will be equal to 100% of the principal amount of the Note, together with accrued interest to the date of repayment. For Notes issued with Original Issue Discount, the Authentication Certificate will specify the amount payable upon repayment.

                  If applicable, the repayment option may be exercised by the Holder of a Note for less than the entire principal amount of that Note, but in that event, the principal amount remaining outstanding after repayment must be in an authorized denomination. In the event of repayment of a Note in part only, a new Note or Notes of this series and of like tenor for the unpurchased portion thereof will be issued in the name of the Holder upon cancellation.

                  For the Company to repay a Note, the Paying Agent must receive at least 15 days but not more than 30 days prior to the Repayment Date:
         (i) the Note with the form entitled "Option to Elect Repayment" on the reverse of the Note duly completed; or (ii) a telegram, telex, facsimile transmission or a letter from a broker-dealer, commercial bank or trust company in the United States setting forth the name of the Holder, the principal amount of the Note, the principal amount of the Note to be repaid, the certificate number or a description of the tenor and terms of the Note, a statement that the option to elect repayment is being exercised and a guarantee that the Note to be repaid, together with the duly completed form entitled "Option to Elect Repayment" on the reverse of the Note; provided, however, that the telegram, telex, facsimile transmission or letter will only be effective if that Note and completed form are received by the Paying Agent by the fifth Business Day after the date of that telegram, telex, facsimile transmission or letter.

                  If Notes of any series are subject to repayment in whole or in part at the option of the Holders, the Company, on or before the Repayment Date, will deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003 of the Indenture) an amount of money sufficient to pay the principal (or, if so provided by the terms of the Notes of any series, a percentage of the principal) of, and (except if the Repayment Date shall be an Interest Payment Date) accrued interest on, all the Notes or portions thereof, as the case may be, to be repaid on such date.

                  Exercise of the repayment option by the Holder of a Note will be irrevocable. The Holder may exercise the repayment option for less than the entire principal amount of the Note. In that event, the principal amount of the Note remaining outstanding after repayment must be an authorized denomination.

                  If a Note is represented by a Global Security, the Depositary or its nominee will be the Holder of the Note and therefore will be the only entity that can exercise a right to repayment.

                  (9) Unless otherwise specified in the applicable Authentication Certificate, Notes of such series, other than Foreign Currency Notes shall be issued only in denominations of $1,000 and any integral multiple of $1,000 in excess thereof. Foreign Currency Notes will be issued in the denominations of the equivalency of $1,000, rounded to an integral multiple of 1,000 units of the Specified Currency, or any larger integral multiple of 1,000 units of the Specified Currency, as determined by reference to the Market Exchange Rate on the Business Day immediately preceding the date of issuance.

                  (10) The Notes may be issued with the principal amount thereof payable at the Maturity Date or any earlier Redemption Date or Repayment Date, or the interest payable on any Interest Payment Date, or both, to be determined with reference to securities, financial or non-financial indices, currencies, commodities, interest rates, or composites or baskets of any or all of the foregoing set forth in the applicable Authentication Certificate. The Authentication Certificate will include information about the formula for calculating the amount of interest and/or principal payments as well as the indexed item or items that will be used.

                  (11) The Notes may be denominated, and payments of principal of and interest on the Notes will be made, in United States dollars or in such foreign currencies or composite currencies (a "Specified Currency") as may be specified in the applicable Authentication Certificate (each such Note denominated in a Specified Currency other than United States dollars, a "Foreign Currency Note").

                  (13) The portion of the principal amount of the Notes, other than Original Issue Discount Notes (including any Zero Coupon Notes) which shall be payable upon declaration of acceleration of maturity thereof shall not be other than the principal amount thereof. Unless otherwise specified in the applicable Authentication Certificate, the portion of the principal amount of Zero Coupon Notes and certain interest bearing Notes issued as Original Issue Discount Notes (as specified in the applicable Authentication Certificate) payable upon any acceleration of the maturity thereof will be the Amortized Face Amount (as defined below) thereof, and the amount payable to the Holder of such Original Issue Discount Note upon any redemption thereof will be the applicable percentage of the Amortized Face Amount thereof specified in the applicable Authentication Certificate, in each case as determined by the Company plus, in the case of any interest bearing
         Note issued as an Original Issue Discount Note, any accrued but unpaid "qualified stated interest" payments (as defined in the Treasury Regulations regarding original issue discount issued by the Treasury Department (the "Regulations")). The "Amortized Face Amount" of an Original Issue Discount Note is equal to the sum of (i) the Issue Price (as defined below) of such Original Issue Discount Note and (ii) that portion of the difference between the Issue Price and the principal amount of such Original Issue Discount Note that has been amortized at the Stated Yield (as defined below) of such Original Issue Discount Note (computed in accordance with Section 1272(a)(4) of the Internal Revenue Code of 1986, as amended, and Section 1.1275-1(b) of the Regulations, in each case as in effect on the issue date of such Original Issue Discount Note) at the date as of which the Amortized Face Amount is calculated, but in no event can the Amortized Face Amount exceed the principal amount of such Note due at the Maturity Date thereof. As used in the preceding sentence, the term "Issue Price" means the principal amount of such Original Issue Discount Note due at the Maturity Date thereof less the original issue discount of such Original Issue Discount Note specified on the face thereof and in the applicable Authentication Certificate. The term "Stated Yield" of such Original Issue Discount Note means the yield to maturity specified on the face of such Original Issue Discount Note and in the applicable Authentication Certificate for the period from the original issue date of such Original Issue Discount Note, as specified on the face of such Original Issue Discount Note and in the applicable Authentication Certificate, to the Maturity Date thereof based on its Issue Price and principal amount payable at the Maturity Date thereof.

                  (15) Unless otherwise specified in the applicable Authentication Certificate, the Notes shall be defeasible pursuant to Sections 1302 and 1303 of the Indenture.

                  (16) Each Note will be represented by either a global security (a "Global Security") registered in the name of the Depositary or its nominee (each such Note represented by a Global Security being herein referred to as a "Book-Entry Note") or a certificate issued in definitive registered form, without coupons (a "Certificated Note"), as set forth in the applicable Authentication Certificate. Unless otherwise specified in the applicable Authentication Certificate, The Depository Trusty Company will act as Depositary. Except as provided in the applicable Authentication Certificate, the Global Securities shall bear the legends set forth on Exhibits A, B, C and D hereto. Except as provided in Section 305 of the Indenture or the applicable Authentication Certificate, Book-Entry Notes will not be issuable in certificated form and will not be exchangeable or transferable. So long as the Depositary or its nominee is the registered holder of any Global Security, the Depositary or its nominee, as the case may be, will be considered the sole Holder of the Book-Entry Note or Notes represented by such Global Security for all purposes under the Indenture and the Notes.

                  (17) Unless otherwise specified in the applicable Authentication Certificate, the Notes shall be subject to the Events of Default specified in Section 501, paragraphs (1) through (7), of the Indenture.

                  (18) Unless otherwise specified in the applicable Authentication Certificate, the Notes shall be subject to the restrictive covenants specified in Article Ten of the Indenture.

                  (19) Subject to the terms of the Indenture and the resolutions and authorizations referred to in the first paragraph hereof, the Notes shall have such other terms (which may be in addition to or different from the terms set forth herein) as are specified in the applicable Authentication Certificate.

         B. Establishment of Form of Security Pursuant to Section 201 of Indenture. It is hereby established pursuant to Section 201 of the Indenture that the Notes denominated and payable in United States dollars (whether Book-Entry Notes or Certificated Notes) shall be substantially in the forms attached as Exhibits A, B, C and D hereto, unless a different form is provided in the applicable Authentication Certificate (which Authentication Certificate shall be an "Officers' Certificate" satisfying the requirements of Section 201 of the Indenture). The Notes shall have such additional terms as shall be set forth in the applicable Authentication Certificate and delivered to the Trustee or its authenticating agent. Upon receipt (including by facsimile) of such Authentication Certificate, the Trustee or its authenticating agent is hereby instructed to insert such terms on the face of the Notes relating thereto.

         C. Establishment of Procedures for Authentication of Notes Pursuant to
Section 303 of the Indenture. It is hereby ordered pursuant to Section 303 of the Indenture that Notes may be authenticated by the Trustee and issued in accordance with the Administrative Procedures attached hereto as Exhibit E and upon receipt by the Trustee (including by facsimile) of an Authentication Certificate supplemental to this Officers' Certificate and Company Order, in substantially the form attached as Exhibit F hereto (an "Authentication Certificate"), setting forth the information specified or contemplated therein for the particular Notes to be authenticated and issued.

         D. Certification Pursuant to Section 102 of the Indenture. The undersigned have read the pertinent sections of the Indenture, including Sections 201, 301 and 303 thereof and the definitions in the Indenture relating thereto, and certain other corporate documents and records. In the opinion of the undersigned, the undersigned have made such examination or investigation as is necessary to enable the undersigned to express an informed opinion as to whether or not the conditions precedent to (i) the establishment of (a) a series of Securities, and (b) the form of such Securities, and (ii) the authentication and delivery of such series of Securities, contained in the Indenture have been complied with. In the opinion of the undersigned, such conditions have been complied with.

         IN WITNESS WHEREOF, we have hereunto signed our names on behalf of the Company.


Dated: November 10, 2000


                                         DARDEN RESTAURANTS, INC.


                                         By:
                                             ----------------------------------
                                         Clarence Otis, Jr.
                                         Senior Vice President and
                                         Chief Financial Officer


                                         By:
                                             ----------------------------------
                                         William R. White, III
                                         Vice President and Treasurer

                                                                       EXHIBIT A

REGISTERED NO.                                              REGISTERED PRINCIPAL
CUSIP NO.___________                                        AMOUNT: U.S. $______


                            DARDEN RESTAURANTS, INC.
                           Medium-Term Note, Series A
                           ([Global] Fixed Rate Note)


[Insert if the Security is to be a Global Security--Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee thereof. This Security may not be exchanged in whole or in part for a Security registered, and no transfer of this Security in whole or in part may be registered, in the name of any Person other than such Depositary or a nominee thereof, except in the limited circumstances described in the Indenture.]


ORIGINAL ISSUE DATE:                        MATURITY DATE:

INTEREST RATE:                              REDEMPTION TERMS:

INTEREST PAYMENT DATES:                     REPAYMENT TERMS:

REGULAR RECORD DATES:                       OTHER TERMS:

         Darden Restaurants, Inc., a corporation duly organized and existing under the laws of Florida (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to or registered assigns, the principal sum of ______________Dollars ($________) on the Maturity Date shown above, or together with any premium thereon, upon any applicable Redemption Date or Repayment Date referred to above, and to pay interest thereon on each Interest Payment Date shown above from the Original Issue Date shown above or from and including the most recent Interest Payment Date to which interest has been paid or duly provided, commencing with the Interest Payment Date immediately following the Original Issue Date, at the rate per annum equal to the Interest Rate shown above, until the principal hereof is paid or made available for payment; provided, however, that if the Original Issue Date is after a Regular Record Date and on or before the immediately following Interest Payment Date, interest payments will commence on the Interest Payment date following the next succeeding Regular Record Date. The amount of interest payable for any period shall be computed on the basis of twelve 30-day months and a 360-day year. The amount of interest payable for any partial period shall be computed on the basis of a 360-day year of twelve 30-day months and the days elapsed in any partial month. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date for such interest, which shall be on the Regular Record Date shown above (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date; provided, however, that interest payable on the Maturity Date of this Note or any applicable Redemption Date or Repayment Date that is not an Interest Payment Date shall be payable to the Person to whom principal shall be payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Note not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Notes of this series may be listed or traded, and upon such notice as may be required by such exchange or automated quotation system, all as more fully provided in said Indenture. In the event that any Interest Payment Date or the Maturity Date or any applicable Redemption Date or Repayment Date is not a Business Day, the interest and, with respect to the Maturity Date or any applicable Redemption Date or Repayment Date, principal (and premium, if any) otherwise payable on such date will be paid on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date, Maturity Date, Redemption Date or Repayment Date. "Business Day" means with respect to this Note, any day, other than a Saturday or Sunday, which is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close in New York City.

         Payment of principal of (and premium, if any) and interest on any Note that is represented by a Global Security shall be made to The Depository Trust Company or its nominee, as the case may be, as the sole registered owner and the sole Holder of the Global Security represented thereby for all purposes under the Indenture.

         Payment of interest on any Note (that is not a Global Security) shall be made by check mailed to the Holder at the address of such Holder appearing on the Security Register for the Notes on the applicable Regular Record Date. A Holder of $10,000,000 or more in aggregate principal amount of such Notes with the same Interest Payment Date shall be entitled to payment by wire transfer of immediately available funds if appropriate payment instructions have been received in writing by the Trustee not less than 15 calendar days prior to the applicable Interest Payment Date. In the event that payment is so made in accordance with instructions of the Holder, such wire transfer shall be deemed to constitute full and complete payment of such interest on this Note. Payment of the principal of (and premium, if any) and interest due with respect to any Note (that is not a Global Security) at the Maturity Date or any applicable Redemption Date or Repayment Date shall be made in immediately available funds against presentation and surrender of such Note at the Corporate Trust Office of the Trustee accompanied by wire transfer instructions, provided that such Note is presented to the Trustee in time for the Trustee to make payments in such funds in accordance with its normal procedures.

         Payment of the principal of (and premium, if any) and interest on this Note will be made in such coin or currency of the United States of America as at the time of payment is legal for payment of public and private debts.

         Reference is hereby made to the further provisions of this Note set forth below, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to below by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.


         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.


Dated: ______________

                                            DARDEN RESTAURANTS, INC.


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

Attest:


--------------------------------------
Title:
      --------------------------------

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.



                                    WELLS FARGO BANK MINNESOTA, NATIONAL
                                    ASSOCIATION (formerly known as Norwest Bank
                                    Minnesota, National Association), as Trustee


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Authorized Officer


STATE OF ____________)

COUNTY OF __________)

         On the ____ day of ___________, _____, personally appeared _____________________, as the _________________________ of Darden Restaurants,
Inc. (the "Company"), a Florida corporation, and before me executed this [Global] Certificate for the Company's Medium-Term Notes, Series A ([Global] Fixed Rate Note), payable by Darden Restaurants, Inc. to the payee hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal, in the state and county aforesaid.



--------------------------------------
Signature of Notary Public,
State of _________
[______________]
Personally known:
Produced Identification:
Type of Identification:

(Notary Seal)

                            DARDEN RESTAURANTS, INC.
                           Medium-Term Note, Series A
                           ([Global] Fixed Rate Note)


         This Note is one of a duly authorized issue of securities of the Company (herein called the "Notes"), issued or to be issued in one or more series under an Indenture, dated as of January 1, 1996 (herein called the "Indenture," which term shall have the meaning assigned to it in such instrument), between the Company and Wells Fargo Bank Minnesota, National Association (formerly known as Norwest Bank Minnesota, National Association), as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture, an Officers' Certificate of the Company establishing certain terms of the Notes pursuant to Section 301 of the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be authenticated and delivered. This Note is one of the series designated on the face hereof. By the terms of the Indenture, additional Securities of this series and of other separate series, which may vary as to date, amount, Stated Maturity, interest rate or method of calculating the interest rate and in other respects as therein provided, may be issued in an unlimited principal amount.

         If a Redemption Commencement Date or periods within which Redemption Dates may occur and the related Redemption Prices (expressed as percentages of the principal amount of this Note) are set forth under "Redemption Terms," this
Note is subject to redemption prior to the Maturity Date upon not less than 30 nor more than 60 days' notice by mail to the Person in whose name this Note is registered at such address as shall appear in the Security Register for the Notes, on any Redemption Date so specified or occurring within any period so specified, as a whole or in part, at the election of the Company, at the applicable Redemption Price so specified, together in the case of any such redemption with accrued and unpaid interest on the Note to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holder of this Note (or one or more predecessor Notes) at the close of business on the relevant Regular Record Dates referred to above, all as provided in the Indenture.

         If a "make whole" redemption option is specified under "Redemption Terms," this Note is subject to redemption prior to the Maturity Date upon not less than 30 nor more than 60 days' notice by mail to the Person in whose name this Note is registered at such address as shall appear in the Security Register for the Notes, at any time, as a whole or in part, at the election of the Company, at a Redemption Price equal to the greater of (i) 100% of the principal amount or (ii) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate, plus a number of basis points specified under "Redemption Terms," plus, in each case, accrued and unpaid interest on the Note to the Redemption Date; provided, however, that installments of interest whose maturity is on or prior to such Redemption Date will be payable to the Holder of this Note (or one or more predecessor Notes) at the close of business on the relevant Regular Record Dates referred to above, all as provided in the Indenture.

         For purposes of determining the amount at which this Note may be redeemed pursuant to a "make whole" redemption, the following terms shall have the meanings set forth next to each of them below:

         "Adjusted Treasury Rate" means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price of the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

         "Comparable Treasury Issue" means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Securities of this series to be redeemed that would be used, at the time of a selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities of this series.

         "Quotation Agent" means the Reference Treasury Dealer appointed by the Company to serve in that capacity.

         "Comparable Treasury Price" means, with respect to any Redemption Date, the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Treasury Dealer Quotation, or if the Trustee obtains fewer than three Reference Treasury Dealer Quotations, the average of the Quotations.

         "Reference Treasury Dealer" means each of Banc of America Securities LLC and Wachovia Securities, Inc. and their respective successors; provided, however, that if either of the foregoing shall cease to be a primary United States government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefore another Primary Treasury Dealer.

         "Reference Treasury Dealer Quotation" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average as determined by the Trustee, of the bid and asked prices of the Comparable Treasury Issue (expressed, in each case, as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such Redemption Date.

         In the event of redemption of this Note in part only, a new Note of this series and of like tenor of an authorized denomination for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

         Unless otherwise specified above under "Repayment Terms," the Company shall not be obligated to redeem or purchase this Note pursuant to any sinking fund or analogous provision or at the option of the Holder before the Maturity Date. If a Repayment Date or periods within which Repayment Dates may occur and the related Repayment Prices (expressed as percentages of the principal amount of this Note) are set forth above under "Repayment Terms," this Note is subject to repayment at the option of the Holder hereof prior to the Maturity Date upon such terms as are set forth above under "Repayment Terms." For the Company to repay a Note, the Paying Agent must receive at least 15 days but not more than 30 days prior to the Repayment Date: (i) the Note with the form entitled "Option to Elect Repayment" on the reverse of the Note duly completed; or (ii) a telegram, telex, facsimile transmission or a letter from the broker-dealer, commercial bank or trust company in the United States setting forth the name of the Holder, the principal amount of the Note, the principal amount of the Note to be repaid, the certificate number or a description of the tenor and terms of the Note, a statement that the option to elect repayment is being exercised and a guarantee that the Note to be repaid, together with the duly completed form entitled "Option to Election Repayment" on the reverse of the Note; provided however, that the telegram, telex, facsimile transmission or letter will only be effective if that Note and completed form are received by the Paying Agent by the fifth Business Day after the date of that telegram, telex, facsimile transmission or letter. Exercise of the repayment option by the Holder of a Note will be irrevocable. The Holder may exercise the repayment option for less than the entire principal amount of the Note. In the event of repayment of this Note in part only, a new Note of this series and of like tenor of an authorized denomination of the portion hereof not repaid will be issued in the name of the Holder hereof upon the cancellation hereof.

         The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Note or certain restrictive covenants and Events of Default with respect to this Note, in each case upon compliance with certain conditions set forth in the Indenture.

         If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of all the Notes of this series may (subject to the conditions set forth in the Indenture) be declared due and payable in the manner and with the effect provided in the Indenture.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected and, for certain purposes, without the consent of the Holders of any Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

         As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes of this series, the Holders of not less than 25% in principal amount of the Notes of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of the Notes of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Notes of this series, of like tenor and of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         Unless otherwise set forth above under "Other Terms," the Notes of this series are issuable only in registered form without coupons in denominations of $1,000 and any amount in excess thereof which is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations (including, if this Note is a Global Security, certain additional limitations) therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered in the Security Register as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         This Note may have such additional or different terms as are set forth above under "Other Terms." Any terms so set forth shall be deemed to modify and/or supersede, as necessary, any other terms set forth in this Note.

         This Note shall be governed by and construed in accordance with the laws of the State of New York.

         All terms used in this Note which are defined in the Indenture and are not otherwise defined herein shall have the meanings assigned to them in the Indenture.

                                  Abbreviations


         The following abbreviations, when used in the inscription above, shall be construed as though they were written out in full according to applicable laws or regulations.


             TEN COM - as tenants in common

             TEN ENT - as tenants by the entireties

             JT TEN - as joint tenants with right of survivorship and not as tenants in common

             UNIF GIFT MIN ACT - ________________ Custodian _____________
                                      (Cust)                   (Minor)
                        under Uniform Gifts to Minors Act


                            -------------------------
                                     (State)


     Additional abbreviations may also be used though not in the above list.

                                   Assignment


         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

--------------------------------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------

--------------------------------------



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   (Please Print or Typewrite Name and Address
                     Including Postal Zip Code of Assignee)

the within Security and all rights thereunder, and hereby irrevocably constitutes and appoints

---------------------------------------------------------------------

to transfer said Security on the books of the Company, with full power of substitution in the premises.

Dated:


Signature Guaranteed


-----------------------------------    -----------------------------------------
                                       NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Security in every particular, without alteration or enlargement or any change whatever.

                             Option to Elect Payment

         The undersigned hereby irrevocably requests and instructs the Company to repay the within Note (or portion thereof specified below) pursuant to its terms at the applicable Repayment Price, together with interest to the Repayment Date, to the undersigned at:


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   (Please Print or Typewrite Name and Address
                    Including Postal Zip Code of undersigned)

         If less than the entire principal amount of the within Note is to repaid, specify the portion thereof which the undersigned elects to have prepaid:
_______________________________________________; and specify the denomination or denominations (which shall not be less than the minimum authorized denomination) of the Notes to be issued to the undersigned for the portion of the within Note not being repaid (in the absence of any such specifications, one such Note will be issued for the portion not being repaid): ______________________________

Dated:


Signature Guaranteed


-----------------------------------    -----------------------------------------
                                       NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Security in every particular, without alteration or enlargement or any change whatever.

                                                                       EXHIBIT B

REGISTERED NO.                                              REGISTERED PRINCIPAL
CUSIP NO.___________                                        AMOUNT: U.S. $______


                            DARDEN RESTAURANTS, INC.
                           Medium-Term Note, Series A
                          ([Global] Floating Rate Note)


[Insert if the Security is to be a Global Security--Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee thereof. This Security may not be exchanged in whole or in part for a Security registered, and no transfer of this Security in whole or in part may be registered, in the name of any Person other than such Depositary or a nominee thereof, except in the limited circumstances described in the Indenture.]

ORIGINAL ISSUE DATE:                      MATURITY DATE:


INITIAL INTEREST RATE:                    INTEREST PAYMENT DATES:


BASE RATE (and, if applicable, related    REGULAR RECORD DATES:
Interest Periods):
[   ] CD Rate
[   ] Commercial Paper Rate               INTEREST RESET DATES:
[   ] EURIBOR
[   ] Federal Funds Rate
[   ] LIBOR                               CALCULATION DATES:
[   ] Prime Rate
[   ] Treasury Rate
[   ] Other (see "Other Terms")

INDEX CURRENCY:                           REDEMPTION TERMS:

INDEX MATURITY:

MAXIMUM INTEREST RATE:                    REPAYMENT TERMS:

MINIMUM INTEREST RATE:

SPREAD:                                   CALCULATION AGENT:

SPREAD MULTIPLIER:                        OTHER TERMS:


         Darden Restaurants, Inc., a corporation duly organized and existing under the laws of Florida (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to or registered assigns, the principal sum of ________________________Dollars ($________) on the Maturity Date shown above, or together with any premium thereon, upon any applicable Redemption Date or Repayment Date referred to above, and to pay interest thereon on each Interest Payment Date shown above from the Original Issue Date shown above or from and including the most recent Interest Payment Date to which interest has been paid or duly provided, commencing with the Interest Payment Date immediately following the Original Issue Date, at the rate per annum determined in accordance with the provisions below relating to the applicable Base Rate specified above, until the principal hereof is paid or made available for payment; provided, however, that if the Original Issue Date is after a Regular Record Date and on or before the immediately following Interest Payment Date, interest payments will commence on the Interest Payment date following the next succeeding Regular Record Date. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date for such interest, which shall be on the Regular Record Date shown above (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date; provided, however, that interest payable on the Maturity Date of this Note or any applicable Redemption Date or Repayment Date that is not an Interest Payment Date shall be payable to the Person to whom principal shall be payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Note not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Notes of this series may be listed or traded, and upon such notice as may be required by such exchange or automated quotation system, all as more fully provided in said Indenture. In the event that the Maturity Date or any applicable Redemption Date or Repayment Date is not a Business Day, the principal (and premium, if any) otherwise payable on such date will be paid on the next succeeding Business Day with the same force and effect as if made on such Maturity

Date, Redemption Date or Repayment Date. In the event that any Interest Payment Date, other than the Maturity Date or any earlier Redemption Date or Repayment Date, is not a Business Day, interest otherwise payable on such date will be paid on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date, except that, in the case of a EURIBOR Note or of a LIBOR Note, if that Business Day would fall in the next calendar month, the Interest Payment Date will be the immediately preceding Business Day. "Business Day" means with respect to this Note, any day, other than a Saturday or Sunday, which is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close in New York City; provided, however, that if this Note is a LIBOR Note, the day must also be a London Banking Day. "London Banking Day" means any day on which dealings in deposits in the relevant Index Currency specified above are transacted in the London interbank market.

         Payment of principal of (and premium, if any) and interest on any Note that is represented by a Global Security shall be made to The Depository Trust Company or its nominee, as the case may be, as the sole registered owner and the sole Holder of the Global Security represented thereby for all purposes under the Indenture.

         Payment of interest on any Note (that is not a Global Security) shall be made by check mailed to the Holder at the address of such Holder appearing on the Security Register for the Notes on the applicable Regular Record Date. A Holder of $10,000,000 or more in aggregate principal amount of such Notes with the same Interest Payment Date shall be entitled to payment by wire transfer of immediately available funds if appropriate payment instructions have been received in writing by the Trustee not less than 15 calendar days prior to the applicable Interest Payment Date. In the event that payment is so made in accordance with instructions of the Holder, such wire transfer shall be deemed to constitute full and complete payment of such interest on this Note. Payment of the principal of (and premium, if any) and interest due with respect to any Note (that is not a Global Security) at the Maturity Date or any applicable Redemption Date or Repayment Date shall be made in immediately available funds against presentation and surrender of such Note at the Corporate Trust Office of the Trustee accompanied by wire transfer instructions, provided that such Note is presented to the Trustee in time for the Trustee to make payments in such funds in accordance with its normal procedures.

         Payment of the principal of (and premium, if any) and interest on this Note will be made in such coin or currency of the United States of America as at the time of payment is legal for payment of public and private debts.

         Reference is hereby made to the further provisions of this Note set forth below, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to below by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.


Dated: ______________

                                               DARDEN RESTAURANTS, INC.


                                               By:
                                                   -----------------------------
                                               Name:
                                                     ---------------------------
                                               Title:
                                                       -------------------------

Attest:


--------------------------------------
Title:
      --------------------------------

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.



                                    WELLS FARGO BANK MINNESOTA, NATIONAL
                                    ASSOCIATION (formerly known as Norwest Bank
                                    Minnesota, National Association), as Trustee


                                    By:
                                        ----------------------------------------
                                    Name:
                                          --------------------------------------
                                    Authorized Officer


STATE OF ____________)

COUNTY OF __________)

         On the ____ day of ___________, _____, personally appeared _____________________, as the _________________________ of Darden Restaurants,
Inc. (the "Company"), a Florida corporation, and before me executed this [Global] Certificate for the Company's Medium-Term Notes, Series A ([Global] Floating Rate Note), payable by Darden Restaurants, Inc. to the payee hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal, in the state and county aforesaid.


-----------------------------------------
Signature of Notary Public,
State of _________
[______________]
Personally known:
Produced Identification:
Type of Identification:

(Notary Seal)

                            DARDEN RESTAURANTS, INC.
                           Medium-Term Note, Series A
                          ([Global] Floating Rate Note)


         This Note is one of a duly authorized issue of securities of the Company (herein called the "Notes"), issued or to be issued in one or more series under an Indenture, dated as of January 1, 1996 (herein called the "Indenture," which term shall have the meaning assigned to it in such instrument), between the Company and Wells Fargo Bank Minnesota, National Association (formerly known as Norwest Bank Minnesota, National Association), as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture, an Officers' Certificate of the Company establishing certain terms of the Notes pursuant to Section 301 of the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be authenticated and delivered. This Note is one of the series designated on the face hereof. By the terms of the Indenture, additional Securities of this series and of other separate series, which may vary as to date, amount, Stated Maturity, interest rate or method of calculating the interest rate and in other respects as therein provided, may be issued in an unlimited principal amount.

         Redemption and Repayment

         If a Redemption Commencement Date or periods within which Redemption Dates may occur and the related Redemption Prices (expressed as percentages of the principal amount of this Note) are set forth under "Redemption Terms," this
Note is subject to redemption prior to the Maturity Date upon not less than 30 nor more than 60 days' notice by mail to the Person in whose name this Note is registered at such address as shall appear in the Security Register for the Notes, on any Redemption Date so specified or occurring within any period so specified, as a whole or in part, at the election of the Company, at the applicable Redemption Price so specified, together in the case of any such redemption with accrued and unpaid interest on the Note to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holder of this Note (or one or more predecessor Notes) at the close of business on the relevant Regular Record Dates referred to above, all as provided in the Indenture.

         If a "make whole" redemption option is specified under "Redemption Terms," this Note is subject to redemption prior to the Maturity Date upon not less than 30 nor more than 60 days' notice by mail to the Person in whose name this Note is registered at such address as shall appear in the Security Register for the Notes, at any time, as a whole or in part, at the election of the Company, at a Redemption Price equal to the greater of (i) 100% of the principal amount and (ii) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months for CD Rate Notes, Commercial Paper Rate Notes, EURIBOR Notes, Federal Funds Rate Notes, LIBOR Notes (except for LIBOR Notes denominated in pounds sterling) and Prime Rate Notes; a 365-day year in the case of LIBOR Notes denominated in pounds sterling; or the actual number of days in each year in the case of Treasury Rate Notes) at the Adjusted Treasury Rate, plus a number of basis points specified under "Redemption Terms," plus, in each case, accrued and unpaid interest on the Note to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holder of this Note (or one or more predecessor Notes) at the close of business on the relevant Regular Record Dates referred to above, all as provided in the Indenture.

         For purposes of determining the amount at which this Note may be redeemed pursuant to a "make whole" redemption, the following terms shall have the meanings set forth next to each of them below:

         "Adjusted Treasury Rate" means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price of the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

         "Comparable Treasury Issue" means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Securities of this series to be redeemed that would be used, at the time of a selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities of this series.

         "Quotation Agent" means the Reference Treasury Dealer appointed by the Company to serve in that capacity.

         "Comparable Treasury Price" means, with respect to any Redemption Date, the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Treasury Dealer Quotation, or if the Trustee obtains fewer than three Reference Treasury Dealer Quotations, the average of the Quotations.

         "Reference Treasury Dealer" means each of Banc of America Securities LLC and Wachovia Securities, Inc. and their respective successors; provided, however, that if either of the foregoing shall cease to be a primary United States government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefore another Primary Treasury Dealer.

         "Reference Treasury Dealer Quotation" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average as determined by the Trustee, of the bid and asked prices of the Comparable Treasury Issue (expressed, in each case, as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such Redemption Date.

         In the event of redemption of this Note in part only, a new Note of this series and of like tenor of an authorized denomination for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

         Unless otherwise specified above under "Repayment Terms," the Company shall not be obligated to redeem or purchase this Note pursuant to any sinking fund or analogous provision or at the option of the Holder before the Maturity Date. If a Repayment Date or periods within which Repayment Dates may occur and the related Repayment Prices (expressed as percentages of the principal amount of this Note) are set forth above under "Repayment Terms," this Note is subject to repayment at the option of the Holder hereof prior to the Maturity Date upon such terms as are set forth above under "Repayment Terms." For the Company to repay a Note, the Trustee must receive at least 15 days but not more than 30 days prior to the Repayment Date: (i) the Note with the form entitled "Option to Elect Repayment" on the reverse of the Note duly completed; or (ii) a telegram, telex, facsimile transmission or a letter from the broker-dealer, commercial bank or trust company in the United States setting forth the name of the Holder, the principal amount of the Note, the principal amount of the Note to be repaid, the certificate number or a description of the tenor and terms of the Note, a statement that the option to elect repayment is being exercised and a guarantee that the Note to be repaid, together with the duly completed form entitled "Option to Election Repayment" on the reverse of the Note; provided however, that the telegram, telex, facsimile transmission or letter will only be effective if that Note and completed form are received by the Trustee by the fifth Business Day after the date of that telegram, telex, facsimile transmission or letter. Exercise of the repayment option by the Holder of a Note will be irrevocable. The Holder may exercise the repayment option for less than the entire principal amount of the Note. In the event of repayment of this Note in part only, a new Note of this series and of like tenor of an authorized denomination of the portion hereof not repaid will be issued in the name of the Holder hereof upon the cancellation hereof.

         Interest Provisions

         Commencing with the Interest Reset Date specified above, first following the Original Issue Date specified above, the rate at which this Note bears interest will be reset daily, weekly, monthly, quarterly, semi-annually or annually (the "Interest Reset Period," and the first day of each Interest Reset Period, an "Interest Reset Date"), as specified above. Subject to applicable provisions of law and except as specified herein, on each Interest Reset Date the rate of interest on this Note shall be the rate determined in accordance with the provisions of the applicable heading below.

         Determination of CD Rate

         If the Base Rate specified above with respect to any Interest Period is the CD Rate, this Note is a "CD Rate Note" with respect to such Interest Period and the interest rate with respect to this Note for any Interest Reset Date relating to such Interest Period shall be the CD Rate plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, as specified above, subject to the Minimum Interest Rate and the Maximum Interest Rate, if any, as specified above, and as determined on the applicable CD Interest Determination Date (as defined below).

         Unless otherwise specified above under "Other Terms," "CD Rate" means, with respect to any CD Interest Determination Date, the rate on that date for negotiable certificates of deposit having the Index Maturity specified above as published by the Board of Governors of the Federal Reserve System in "Statistical Release H.15(519), Selected Interest Rates," or any successor publication of the Board of Governors of the Federal Reserve System ("H.15(519)") under the heading "CDs (Secondary Market)."

         The following procedures will apply if the CD Rate cannot be determined as described above: If the above rate is not published in H.15(519) by 3:00 p.m., New York City time, on the Calculation Date, the CD Rate will be the rate on that CD Interest Determination Date set forth in the daily update of H.15(519), available through the worldwide website of the Board of

Governors of the Federal Reserve System at http://www.bog.frb.fed.us/releases/hl5/update, or such other recognized electronic source used for the purpose of displaying such rate, or any successor site or publication, which is commonly referred to as the "H.15 Daily Update," for the CD Interest Determination Date for certificates of deposit having the Index Maturity specified above, under the caption "CDs (Secondary Market). If the above rate is not yet published in either H.15(519) or the H.15 Daily Update by 3:00 p.m., New York City time, on the Calculation Date (as defined below), the Calculation Agent (as defined below) will determine the CD Rate to be the average of the secondary market offered rates as of 10:00 a.m., New York City time, on that CD Interest Determination Date of three leading nonbank dealers in negotiable U.S. dollar certificates of deposit in New York City elected by the Calculation Agent, after consultation with the Company, for negotiable certificates of deposit of major United States money center banks of the highest credit standing in the market for negotiable certificates of deposit with a remaining maturity closest to the Index Maturity specified above in an amount that is representative for a single transaction in that market at that time. If the dealers selected by the Calculation Agent are not quoting as set forth above, the CD Rate will remain the CD Rate for the immediately preceding interest reset period, or, if there was no interest reset period, the rate of interest payable will be the Initial Interest Rate specified above.

         Determination of Commercial Paper Rate

         If the Base Rate specified above with respect to any Interest Period is the Commercial Paper Rate, this Note is a "Commercial Paper Rate Note" with respect to such Interest Period and the interest rate with respect to this Note for any Interest Reset Date relating to such Interest Period shall be the Commercial Paper Rate plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, as specified above, subject to the Minimum Interest Rate and the Maximum Interest Rate, if any, as specified above, and as determined on the applicable Commercial Paper Interest Determination Date (as defined below).

         Unless otherwise specified above under "Other Terms," "Commercial Paper Rate" means, with respect to any Commercial Paper Interest Determination Date, the Money Market Yield, calculated as described below, of the rate on that date for commercial paper having the Index Maturity specified above, as that rate is published in H.15(519), under the heading "Commercial Paper ? Nonfinancial."

         The following procedures will apply if the Commercial Paper Rate cannot be determined as described above: If the above rate is not published by 3:00 p.m., New York City time, on the Calculation Date, then the Commercial Paper Rate will be the Money Market Yield of the rate on that Commercial Paper Interest Determination Date for commercial paper of the Index Maturity specified above available through the worldwide website of the Board of Governors of the Federal Reserve System at http://www.bog.frb.fed.us/releaes/h15/update, or such other recognized electronic source used for the purpose of displaying such rate, or any successor site or publication, which is commonly referred to a the "H.15 Daily Update," under the heading "Commercial Paper -- Nonfinancial." If by 3:00 p.m., New York City time, on that Calculation Date the rate is not yet published in either H.15(519) or the H.15 Daily Update, then the Calculation Agent will determine the Commercial Paper Rate to be the Money Market Yield of the average of the offered rates as of 11:00 a.m., New York City time, on that Commercial Paper Interest Determination Date of three leading dealers of commercial paper in New York City selected by the Calculation Agent, after consultation with the Company, for commercial paper of the Index Maturity specified above, placed for an industrial issuer whose bond rating is "AA," or the equivalent, from a nationally recognized statistical rating organization. If the dealers selected by the Calculation Agent are not quoting as mentioned above, the Commercial Paper Rate for that Commercial Paper Interest Determination Date will remain the Commercial Paper Rate for the immediately preceding interest reset period, or, if there was no interest reset period, the rate of interest payable will be the Initial Interest Rate specified above.

         The "Money Market Yield" will be a yield calculated in accordance with the following formula:


              Money Market Yield =           D x 360        x 100
                                        -----------------
                                          360 - (D x M)

         "D" refers to the applicable per year rate for commercial paper quoted on a bank discount basis and expressed as a decimal; and "M" refers to the actual number of days in the interest period for which interest is being calculated.

         Determination of EURIBOR

         If the Base Rate specified above with respect to any Interest Period is EURIBOR, this Note is a "EURIBOR Note" with respect to such Interest Period and the interest rate with respect to this Note for any Interest Reset Date relating to such Interest Period shall be EURIBOR plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, as specified above, subject to the Minimum Interest Rate and the Maximum Interest Rate, if any, as specified above, and as determined on the applicable EURIBOR Interest Determination Date (as defined below).

         Unless otherwise specified above under "Other Terms," "EURIBOR" means, with respect to any EURIBOR Interest Determination Date, the rate for deposits in Euros as sponsored, calculated and published jointly by the European Banking Federation and ACI -- The Financial Market Association, or any company established by the joint sponsors for purposes of compiling and publishing those rates, for the Index Maturity specified above as that rate appears on the display on Bridge Telerate, Inc., or any successor service, on page 248 or any other page as may replace page 248 on that service, which is commonly referred to as "Telerate Page 248," as of 11:00 a.m. (Brussels time).

         The following procedures will apply if the rate cannot be determined as described above: If the above rate does not appear, the Calculation Agent will request the principal Euro-zone office of each of four major banks in the Euro-zone interbank market, as selected by the Calculation Agent, after consultation with the Company, to provide the Calculation Agent with its offered rate for deposits in Euros, at approximately 11:00 a.m. (Brussels time) on the EURIBOR Interest Determination Date, to prime banks in the Euro-zone interbank market for the index maturity specified in the applicable Pricing Supplement commencing on the applicable Interest Reset Date, and in a principal amount not less than the equivalent of U.S. $1 million in Euro that is representative of a single transaction in Euro, in that market at that time. If at least two quotations are provided, EURIBOR will be the average of those quotations. If fewer than two quotations are provided, EURIBOR will be the average of the rates quoted by four major banks in the Euro-zone, as selected by the Calculation Agent, after consultation with the Company, at approximately 11:00 a.m. (Brussels time), on the applicable Interest Reset Date for loans in Euro to leading European banks for a period of time equivalent to the Index Maturity specified above commencing on that Interest Reset Date in a principal amount not less than the equivalent of U.S. $1 million in Euro. If the banks so selected by the Calculation Agent are not quoting as mentioned in the previous sentence, the EURIBOR rate in effect for the applicable period will be the same as EURIBOR for the immediately preceding interest reset period, or, if there was no interest reset period, the rate of interest will be the Initial Interest Rate specified above.

         "Euro-zone" means the region comprised of member states of the European Union that adopt the single currency in accordance with the treaty establishing the European Community, as amended by the treaty on European Union.

         Determination of Federal Funds Rate

         If the Base Rate specified above with respect to any Interest Period is Federal Funds Rate, this Note is a "Federal Funds Rate Note" with respect to such Interest Period and the interest rate with respect to this Note for any Interest Reset Date relating to such Interest Period shall be the Federal Funds Rate plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, as specified above, subject to the Minimum Interest Rate and the Maximum Interest Rate, if any, as specified above, and as determined on the applicable Federal Funds Interest Determination Date (as defined below).

         Unless otherwise specified in above under "Other Terms", "Federal Funds Rate" means, with respect to any Federal Funds Rate Interest Determination Date, the rate on that date for federal funds as published in H.15(519) under the heading "Federal Funds (Effective)" as displayed on Bridge Telerate, Inc., or any successor service, on page 120 or any other page as may replace the applicable page on that service, which is commonly referred to as "Telerate Page 120."

         The following procedures will apply if the Federal Funds Rate cannot be determined as described above: If the above rate is not published by 3:00 p.m., New York City time, on the Calculation Date, the Federal Funds Rate will be the rate on that Federal Funds Interest Determination Date as published in the H.15 Daily Update under the heading "Federal Funds/ Effective Rate." If that rate is not yet published in either H.15(519) or the H.15 Daily Update by 3:00 p.m., New York City time, on the Calculation Date, the Calculation Agent will determine the Federal Funds Rate to be the average of the rates for the last transaction in overnight federal funds by each of three leading brokers of federal funds transactions in New York City selected by the Calculation Agent, after consultation with the Company, as of 9:00 a.m., New York City time, on that Federal Funds Interest Determination Date. If the brokers selected by the Calculation Agent are not quoting as mentioned above, the Federal Funds Rate relating to that Federal Funds Interest Determination Date will remain the Federal Funds Rate for the immediately preceding interest reset period, or, if there was no interest reset period, the rate of interest payable will be the Initial Interest Rate specified above.

         Determination of LIBOR

         If the Base Rate specified above with respect to any Interest Period is LIBOR, this Note is a "LIBOR Note" with respect to such Interest Period and the interest rate with respect to this Note for any Interest Reset Date relating to such Interest Period shall be the LIBOR plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, as specified above, subject to the Minimum Interest Rate and the Maximum Interest Rate, if any, as specified above, and as determined on the applicable LIBOR Interest Determination Date (as defined below).

         Unless otherwise specified above under "Other Terms," "LIBOR" means, with respect to each LIBOR Interest Determination Date as follows: As of the LIBOR Interest Determination Date, LIBOR will be either (i) if "LIBOR Reuters" is specified in the applicable Pricing Supplement, the average of the offered rates for deposits in the Index Currency specified above having the Index Maturity specified above, commencing on the second London Banking Day immediately following that LIBOR Interest Determination Date, that appear on the Designated LIBOR Page, as defined below, as of 11:00 a.m., London time, on that LIBOR Interest Determination Date, if at least two offered rates appear on the Designated LIBOR Page, except that if the specified Designated LIBOR Page, by its terms provides only for a single rate, that single rate will be used or (ii) if "LIBOR Telerate" is specified, the rate for deposits in the Index Currency having the Index Maturity designated above, commencing on the second London Banking Day immediately following that LIBOR Interest Determination Date or, if pounds sterling is the Index Currency, commencing on that LIBOR Interest Determination Date, that appears on the Designated LIBOR Page at approximately 11:00 a.m., London time, on that LIBOR Interest Determination Date. If fewer than the required number of offered rates appear, then the Calculation Agent will request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Calculation Agent after consultation with the Company, to provide the Calculation Agent with its offered quotation for deposits in the Index Currency for the period of the Index Maturity specified above commencing on the second London Banking Day immediately following the LIBOR Interest Determination Date or, if pounds sterling is the Index Currency, commencing on that LIBOR Interest Determination Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on that LIBOR Interest Determination Date and in a principal amount that is representative of a single transaction in that Index Currency in that market at that time. If at least two quotations are provided, LIBOR determined on that LIBOR Interest Determination Date will be the average of those quotations. If fewer than two quotations are provided, LIBOR will be determined for the applicable Interest Reset Date as the average of the rates quoted at approximately 11:00 a.m., London time, or some other time specified above, in the applicable Principal Financial Center for the country of the Index Currency on that Interest Reset Date, by three major banks in that Principal Financial Center selected by the Calculation Agent, after consultation with the Company, for loans in the Index Currency to leading European banks, having the Index Maturity specified above and in a principal amount that is representative of a single transaction in that Index Currency in that market at that time. If the banks so selected by the Calculation Agent are not quoting as mentioned in the previous sentence, LIBOR in effect for the applicable period will be the same as LIBOR for the immediately preceding interest reset period, or, if there was no interest reset period, the rate of interest payable will be the Initial Interest Rate specified above.

         The "Index Currency" means the currency specified above as the currency for which LIBOR will be calculated, or, if the Euro is substituted for that currency, the Index Currency will be the Euro. If that currency is not specified above, the Index Currency will be U.S. dollars.

         "Designated LIBOR Page" means either (i) if "LIBOR Reuters" is designated above, the display on the Reuters Monitor Money Rates Service for the purpose of displaying the London interbank rates of major banks for the applicable Index Currency or its designated successor; or (ii) if "LIBOR Telerate" is designated above, the display on Bridge Telerate Inc., or any successor service, on the page specified above, or any other page as may replace that page on that service, for the purpose of displaying the London interbank rates of major banks for the applicable Index Currency.

         If neither LIBOR Reuters nor LIBOR Telerate is specified above, LIBOR for the applicable Index Currency will be determined as if LIBOR Telerate were specified, and, if the U.S. dollar is the Index Currency, as if Page 3750 had been specified.

         Determination of Prime Rate

         If the Base Rate specified above with respect to any Interest Period is the Prime Rate, this Note is a "Prime Rate Note" with respect to such Interest Period and the interest rate with respect to this Note for any Interest Reset Date relating to such Interest Period shall be the Prime Rate plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, as specified above, subject to the Minimum Interest Rate and the Maximum Interest Rate, if any, as specified above, and as determined on the applicable Prime Rate Interest Determination Date (as defined below).

         Unless otherwise specified above under "Other Terms," "Prime Rate" means, with respect to any Prime Rate Interest Determination Date, the base lending rate on that date as published in H.15(519) under the heading "Bank Prime Loan."

         The following procedures will apply if the Prime Rate cannot be determined as described above: If the rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date, then the Prime Rate will be the rate on that Prime Rate Interest Determination Date as published in H.15 Daily Update under the heading "Bank Prime Loan." If the rate is not published prior to 3:00 p.m., New York City time, on the calculation date in either H.15(519) or the H.15 Daily Update, then the Calculation Agent will determine the Prime Rate to be the average of the rates of interest publicly announced by each bank that appears on the Reuters Screen USPRIME 1 Page, as defined below, as that bank's Prime Rate or base lending rate as in effect for that Prime Rate Interest Determination Date. If fewer than four rates appear on the Reuters Screen USPRIME 1 Page for that Prime Rate Interest Determination Date, the Calculation Agent will determine the Prime Rate to be the average of the Prime Rates quoted on the basis of the actual number of days in the year divided by 360 as of the close of business on that Prime Rate Interest Determination Date by at least three major banks in New York City selected by the Calculation Agent, after consultation with the Company. If the banks selected are not quoting as mentioned above, the Prime Rate will remain the Prime Rate for the immediately preceding interest reset period, or, if there was no interest reset period, the rate of interest payable will be the Initial Interest Rate specified above.

         "Reuters Screen USPRIME 1 Page" means the display designated as page "USPRIME 1" on the Reuters Monitor Money Rates Service, or any successor service, or any other page as may replace the USPRIME 1 Page on that service for the purpose of displaying Prime Rates or base lending rates of major United States banks.

         Determination of Treasury Rate

         If the Base Rate specified above with respect to any Interest Period is Treasury Rate, this Note is a "Treasury Note" with respect to such Interest Period and the interest rate with respect to this Note for any Interest Reset Date relating to such Interest Period shall be the Treasury Rate plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any, as specified above, subject to the Minimum Interest Rate and the Maximum Interest Rate, if any, as specified above, and as determined on the applicable Treasury Rate Interest Determination Date (as defined below).

         Unless otherwise specified above under "Other Terms," "Treasury Rate" means, with respect to any Treasury Rate Interest Determination Date, the rate from the auction held on the applicable Treasury Rate Interest Determination Date of direct obligations of the United States, which are commonly referred to as "Treasury Bills," having the Index Maturity specified above as that rate appears under the caption "INVESTMENT RATE" on the display on Bridge Telerate, Inc., or any successor service, on page 56 or any other page as may replace page 56 on that service, referred to as "Telerate Page 56," or page 57 or any other page as may replace page 57 on that service, referred to as "Telerate Page 57."

         The following procedures will apply if the Treasury Rate cannot be determined as described above: If the rate described above is not published by 3:00 p.m., New York City time, on the related Calculation Date, the Bond Equivalent Yield, calculated as described below, of the auction rate of the applicable Treasury Bills, announced by the United States Department of the Treasury. In the event that the rate referred to in the immediately preceding sentence is not announced by the United States Department of the Treasury, or if the auction is not held, the Bond Equivalent Yield of the rate on the applicable Treasury Rate Interest Determination Date of Treasury Bills having the Index Maturity specified above published in H.15(519) under the caption "U.S. Government Securities/ Treasury Bills/ Secondary Market." If the rate referred to in the immediately preceding sentence is not so published by 3:00 p.m., New York City time, on the related Calculation Date, the rate on the applicable Treasury Rate Interest Determination Date calculated by the Calculation Agent as the Bond Equivalent Yield of the average of the secondary market bid rates, as of approximately 3:30 p.m., New York City time, on the applicable Treasury Rate Interest Determination Date, of three primary United States government securities dealers, which may include the agent or its affiliates, selected by the Calculation Agent, for the issue of Treasury Bills with a remaining maturity closest to the Index Maturity specified above. If the dealers selected by the Calculation Agent are not quoting as mentioned in the immediately preceding sentence, the Treasury Rate for the immediately preceding interest reset period, or, if there was no interest reset period, the rate of interest payable will be the Initial Interest Rate specified above.

         The "Bond Equivalent Yield" means a yield calculated in accordance with the following formula and expressed as a percentage:

         Bond Equivalent Yield =           D x N        x 100
                                     -----------------
                                       360 - (D x M)

         "D" refers to the applicable per annum rate for Treasury Bills quoted on a bank discount basis; "N" refers to 365 or 366, as the case may be; and "M" refers to the actual number of days in the interest period for which interest is being calculated.

         General

         Notwithstanding the determination of the interest rate as provided above, the interest rate on this Note for any Interest Period shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, specified above. The interest rate on this Note will in no event be higher than the maximum rate permitted by New York law as the same may be modified by the United States law of general application.

         On or before each Calculation Date specified above, the Calculation Agent specified above, as Calculation Agent (the "Calculation Agent"), will determine the interest rate in accordance with the foregoing with respect to the applicable Base Rate. Unless otherwise specified above under "Other Terms," the "Calculation Date," if applicable, pertaining to any Interest Determination Date on this Note will be the earlier of (i) the tenth calendar day after such Interest Determination Date, or, if any such day is not a Business Day, the next succeeding Business Day, and (ii) the Business Day immediately preceding the applicable Interest Payment Date or the Maturity Date or, for any principal amount to be redeemed or repaid, the Redemption Date or Repayment Date, as the case may be.

         As used herein, "Interest Determination Date" pertaining to any Interest Reset Date means the day the Calculation Agent will refer to when determining the new interest rate at which this Note will reset, which is applicable as follows: for CD Rate Notes, Commercial Paper Rate Notes, Federal Funds Rate Notes and Prime Rate Notes, the Interest Determination Date will be the second Business Day prior to the Interest Reset Date; for EURIBOR Notes or Euro LIBOR Notes (as defined below), the Interest Determination Date will be the second TARGET Settlement Day (as defined below) prior to the Interest Reset Date; for LIBOR Notes (other than Euro LIBOR Notes), the Interest Determination Date will be the second London Banking Day prior to the Interest Reset Date, except that the Interest Determination Date pertaining to an Interest Reset Date for a LIBOR Note for which the Index Currency is pounds sterling will be the Interest Reset Date; and for Treasury Rate Notes, the Interest Determination Date will be the day of the week in which the Interest Reset Date falls on which Treasury bills would normally be auctioned. Treasury bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, but the auction may be held on the preceding Friday. If, as the result of a legal holiday, the auction is held on the preceding Friday, that Friday will be the Interest Determination Date pertaining to the Interest Reset Date occurring in the next succeeding week. If an auction falls on a day that is an Interest Reset Date, that Interest Reset Date will be the next following Business Day. The "TARGET Settlement Day" means any day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer System is open. "Euro LIBOR Notes" means LIBOR Notes for which the Index Currency is Euros. If any Interest Reset Date for this Note would otherwise be a day that is not a Business Day, such Interest Reset Date shall be postponed to the next day that is a Business Day, except that in the case of a EURIBOR Note or of a LIBO Note, if such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day.

         Unless otherwise specified above under "Other Terms," interest for this Note will accrue from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for, from and including the issue date or any other date specified above under "Other Terms" on which interest begins to accrue. Interest will accrue to but excluding the next Interest Payment Date or, if earlier, the date on which the principal has been paid or duly made available for payment, except as described above when an Interest Payment Date is not a Business Day (each such interest accrual period, an "Interest Period"). Accrued interest will be calculated by multiplying the principal amount of this Note by an accrued interest factor computed by adding the interest factors calculated for each day in the period for which interest is being paid. The interest factor for each day is computed by dividing the interest rate applicable for that day: (i) by 360, in the case of CD Rate Notes, Commercial Paper Rate Notes, EURIBOR Notes, Federal Funds Rate Notes, LIBOR Notes (except for LIBOR Notes denominated in pounds sterling) and Prime Rate Notes; (ii) by 365, in the case of LIBOR Notes denominated in pounds sterling; or (iii) by the actual number of days in the year, in the case of Treasury Rate Notes. For these calculations, the interest rate in effect on any Interest Reset Date will be the applicable rate as reset on that date. The interest rate applicable to any other day is the interest rate from the immediately preceding Interest Reset Date or, if none, the Initial Interest Rate specified above.

         Unless otherwise specified above under "Other Terms," all percentages used in or resulting from any calculation of the rate of interest on a Floating Rate Note will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point (.0000001), with five one-millionths of a percentage point rounded upward, (e.g., 9.876545% (or .09876545) would be rounded to 9.87655% (or
 .0987655)) and all U.S. dollar amounts used in or resulting from these calculations on Floating Rate Notes will be rounded to the nearest cent, with one-half cent rounded upward.

         Upon the request of the Holder, the Calculation Agent will provide the interest rate then in effect and, if determined, the interest rate that will become effective on the next Interest Reset Date for this Note.

         Miscellaneous Provisions

         The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Note or certain restrictive covenants and Events of Default with respect to this Note, in each case upon compliance with certain conditions set forth in the Indenture.

         If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal of all the Notes of this series may (subject to the conditions set forth in the Indenture) be declared due and payable in the manner and with the effect provided in the Indenture.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected and, for certain purposes, without the consent of the Holders of any Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

         As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes of this series, the Holders of not less than 25% in principal amount of the Notes of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of the Notes of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Notes of this series, of like tenor and of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         Unless otherwise set forth above under "Other Terms," the Notes of this series are issuable only in registered form without coupons in denominations of $1,000 and any amount in excess thereof which is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations (including, if this Note is a Global Security, certain additional limitations) therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered in the Security Register as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         This Note may have such additional or different terms as are set forth above under "Other Terms." Any terms so set forth shall be deemed to modify and/or supersede, as necessary, any other terms set forth in this Note.

         This Note shall be governed by and construed in accordance with the laws of the State of New York.

         All terms used in this Note which are defined in the Indenture and are not otherwise defined herein shall have the meanings assigned to them in the Indenture.

                                  Abbreviations


         The following abbreviations, when used in the inscription above, shall be construed as though they were written out in full according to applicable laws or regulations.


            TEN COM - as tenants in common

            TEN ENT - as tenants by the entireties

            JT TEN - as joint tenants with right of survivorship and not as tenants in common

            UNIF GIFT MIN ACT - ________________ Custodian _____________
                                     (Cust)                   (Minor)
                        under Uniform Gifts to Minors Act


                            -------------------------
                                     (State)


     Additional abbreviations may also be used though not in the above list.

                                   Assignment


         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

--------------------------------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

----------------------------------

----------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   (Please Print or Typewrite Name and Address
                     Including Postal Zip Code of Assignee)

the within Security and all rights thereunder, and hereby irrevocably constitutes and appoints

---------------------------------------------------------------------

to transfer said Security on the books of the Company, with full power of substitution in the premises.

Dated:


Signature Guaranteed


----------------------------------     -----------------------------------------
                                       NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Security in every particular, without alteration or enlargement or any change whatever.

                             Option to Elect Payment

         The undersigned hereby irrevocably requests and instructs the Company to repay the within Note (or portion thereof specified below) pursuant to its terms at the applicable Repayment Price, together with interest to the Repayment Date, to the undersigned at:


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   (Please Print or Typewrite Name and Address
                    Including Postal Zip Code of undersigned)

         If less than the entire principal amount of the within Note is to repaid, specify the portion thereof which the undersigned elects to have prepaid:
_______________________________________________; and specify the denomination or denominations (which shall not be less than the minimum authorized denomination) of the Notes to be issued to the undersigned for the portion of the within Note not being repaid (in the absence of any such specifications, one such Note will be issued for the portion not being repaid): ______________________________

Dated:


Signature Guaranteed


----------------------------------     -----------------------------------------
                                       NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Security in every particular, without alteration or enlargement or any change whatever.

                                                                       EXHIBIT C

REGISTERED NO.                                              REGISTERED PRINCIPAL
CUSIP NO.___________                                        AMOUNT: U.S. $______


                            DARDEN RESTAURANTS, INC.
                           Medium-Term Note, Series A
               ([Global] Original Issue Discount Zero Coupon Note)


[Insert if the Security is to be a Global Security--Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee thereof. This Security may not be exchanged in whole or in part for a Security registered, and no transfer of this Security in whole or in part may be registered, in the name of any Person other than such Depositary or a nominee thereof, except in the limited circumstances described in the Indenture.]

ORIGINAL ISSUE DATE:                     MATURITY DATE:


REPAYMENT TERMS:                         REDEMPTION TERMS:


OTHER TERMS:                             YIELD TO MATURITY:


         FOR PURPOSES OF SECTION 1273 AND 1275 OF THE INTERNAL REVENUE CODE, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT ON THIS NOTE IS THE PERCENTAGE OF ITS PRINCIPAL AMOUNT SET FORTH ABOVE AND THE YIELD TO MATURITY IS THE PERCENTAGE SET BOTH ABOVE.

         Darden Restaurants, Inc., a corporation duly organized and existing under the laws of Florida (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to or registered assigns, the principal sum of _______________________ Dollars ($_________) on the Maturity Date shown above. The principal of this Note shall not bear interest except in the case of a default in payment of principal upon acceleration, at the Maturity Date or upon any applicable Redemption Date or Repayment Date, and in such case the overdue principal of this Note shall bear interest at a rate which is equivalent to the Yield to Maturity stated above (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date payment is due upon acceleration, the Maturity Date, the Redemption Date or the Repayment Date, as the case may be, to the date payment of such principal has been made or duly provided for. Interest on any overdue principal shall be payable upon demand. Any such interest on any overdue principal that is not so paid on demand shall bear interest at the same rate as the interest on the overdue principal (to the extent that the payment of such interest shall be legally enforceable), which shall accrue from the date of such initial demand for payment to the date payment of such interest has been made or duly provided for, and such interest shall also be payable upon demand. In the event that the Maturity Date or any applicable Redemption Date or Repayment Date is not a Business Day, the principal otherwise payable on such Maturity Date or any applicable Redemption Date or Repayment Date will be paid on the next succeeding Business Day with the same force and effect as if made on such Maturity Date, Redemption Date or Repayment Date. "Business Day" means with respect to this Note, any day, other than a Saturday or Sunday, which is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close in New York City.

         Payment of principal of (and premium, if any) and interest on any Note that is represented by a Global Security shall be made to The Depository Trust Company or its nominee, as the case may be, as the sole registered owner and the sole Holder of the Global Security represented thereby for all purposes under the Indenture.

         Payment of the principal of (and premium, if any) and interest due with respect to any Note (that is not a Global Security) at the Maturity Date or any applicable Redemption Date or Repayment Date shall be made in immediately available funds against presentation and surrender of such Note at the Corporate Trust Office of the Trustee accompanied by wire transfer instructions, provided that such Note is presented to the Trustee in time for the Trustee to make payments in such funds in accordance with its normal procedures.

         Payment of the principal of (and premium, if any) and interest on this Note will be made in such coin or currency of the United States of America as at the time of payment is legal for payment of public and private debts.

         Reference is hereby made to the further provisions of this Note set forth below, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to below by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.


Dated: ______________

                                           DARDEN RESTAURANTS, INC.


                                           By:
                                               ---------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                   -----------------------------

Attest:


--------------------------------------
Title:
      -------------------------------

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.



                                    WELLS FARGO BANK MINNESOTA, NATIONAL
                                    ASSOCIATION (formerly known as Norwest Bank
                                    Minnesota, National Association), as Trustee


                                    By:
                                        ----------------------------------------
                                    Name:
                                          --------------------------------------
                                    Authorized Officer


STATE OF ____________)

COUNTY OF __________)

         On the ____ day of ___________, _____, personally appeared _____________________, as the _________________________ of Darden Restaurants,
Inc. (the "Company"), a Florida corporation, and before me executed this [Global] Certificate for the Company's Medium-Term Notes, Series A ([Global] Original Issue Discount Zero Coupon Note), payable by Darden Restaurants, Inc. to the payee hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal, in the state and county aforesaid.


--------------------------------------------
Signature of Notary Public,
State of _________
[______________]
Personally known:
Produced Identification:
Type of Identification:

(Notary Seal)

                            DARDEN RESTAURANTS, INC.
                           Medium-Term Note, Series A
               ([Global] Original Issue Discount Zero Coupon Note)

         This Note is one of a duly authorized issue of securities of the Company (herein called the "Notes"), issued or to be issued in one or more series under an Indenture, dated as of January 1, 1996 (herein called the "Indenture," which term shall have the meaning assigned to it in such instrument), between the Company and Wells Fargo Bank Minnesota, National Association (formerly known as Norwest Bank Minnesota, National Association), as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture, an Officers' Certificate of the Company establishing certain terms of the Notes pursuant to Section 301 of the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be authenticated and delivered. This Note is one of the series designated on the face hereof. By the terms of the Indenture, additional Securities of this series and of other separate series, which may vary as to date, amount, Stated Maturity, interest rate or method of calculating the interest rate and in other respects as therein provided, may be issued in an unlimited principal amount.

         If a Redemption Commencement Date or periods within which Redemption Dates may occur and the related Redemption Prices (unless otherwise specified above under "Other Terms," expressed as percentages of the Amortized Face Amount (as defined below) of this Note) are set forth under "Redemption Terms," this
Note is subject to redemption prior to the Maturity Date upon not less than 30 nor more than 60 days' notice by mail to the Person in whose name this Note is registered at such address as shall appear in the Security Register for the Notes, on any Redemption Date so specified or occurring within any period so specified, as a whole or in part, at the election of the Company, at the applicable Redemption Price so specified.

         If a "make whole" redemption option is specified under "Redemption Terms," this Note is subject to redemption prior to the Maturity Date upon not less than 30 nor more than 60 days' notice by mail to the Person in whose name this Note is registered at such address as shall appear in the Security Register for the Notes, at any time, as a whole or in part, at the election of the Company, at a Redemption Price equal to the greater of (i) 100% of the principal amount or (ii) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of principal thereon discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate, plus a number of basis points specified under "Redemption Terms."

         For purposes of determining the amount at which this Note may be redeemed pursuant to a "make whole" redemption, the following terms shall have the meanings set forth next to each of them below:

         "Adjusted Treasury Rate" means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price of the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

         "Comparable Treasury Issue" means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Securities of this series to be redeemed that would be used, at the time of a selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities of this series.

         "Quotation Agent" means the Reference Treasury Dealer appointed by the Company to serve in that capacity.

         "Comparable Treasury Price" means, with respect to any Redemption Date, the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Treasury Dealer Quotation, or if the Trustee obtains fewer than three Reference Treasury Dealer Quotations, the average of the Quotations.

         "Reference Treasury Dealer" means each of Banc of America Securities LLC and Wachovia Securities, Inc. and their respective successors; provided, however, that if either of the foregoing shall cease to be a primary United States government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefore another Primary Treasury Dealer.

         "Reference Treasury Dealer Quotation" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average as determined by the Trustee, of the bid and asked prices of the Comparable Treasury Issue (expressed, in each case, as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such Redemption Date.

         In the event of redemption of this Note in part only, a new Note of this series and of like tenor of an authorized denomination for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

         Unless otherwise specified above under "Repayment Terms," the Company shall not be obligated to redeem or purchase this Note pursuant to any sinking fund or analogous provision or at the option of the Holder before the Maturity Date. If a Repayment Date or periods within which Repayment Dates may occur and the related Repayment Prices (unless otherwise specified above under "Other Terms," expressed as percentages of the Amortized Face Amount of this Note) are set forth above under "Repayment Terms," this Note is subject to repayment at the option of the Holder hereof prior to the Maturity Date upon such terms as are set forth above under "Repayment Terms." For the Company to repay a Note, the Trustee must receive at least 15 days but not more than 30 days prior to the Repayment Date: (i) the Note with the form entitled "Option to Elect Repayment" on the reverse of the Note duly completed; or (ii) a telegram, telex, facsimile transmission or a letter from the broker-dealer, commercial bank or trust company in the United States setting forth the name of the Holder, the principal amount of the Note, the principal amount of the Note to be repaid, the certificate number or a description of the tenor and terms of the Note, a statement that the option to elect repayment is being exercised and a guarantee that the Note to be repaid, together with the duly completed form entitled "Option to Election Repayment" on the reverse of the Note; provided however, that the telegram, telex, facsimile transmission or letter will only be effective if that Note and completed form are received by the Trustee by the fifth Business Day after the date of that telegram, telex, facsimile transmission or letter. Exercise of the repayment option by the Holder of a Note will be irrevocable. The Holder may exercise the repayment option for less than the entire principal amount of the Note. In the event of repayment of this Note in part only, a new Note of this series and of like tenor of an authorized denomination of the portion hereof not repaid will be issued in the name of the Holder hereof upon the cancellation hereof.

         The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Note or certain restrictive covenants and Events of Default with respect to this Note, in each case upon compliance with certain conditions set forth in the Indenture.

         If an Event of Default with respect to Notes of this series shall occur and be continuing, the Amortized Face Amount of this Note may (subject to the conditions set forth in the Indenture) be declared due and payable in the manner and with the effect provided in the Indenture. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and interest, if any, on the Notes of this series shall terminate.

         The "Amortized Face Amount" of this Note shall be the amount equal to the sum of (i) the issue price (as defined below) of this Note and (ii) that portion of the difference between the issue price and the principal amount of this Note due at the Maturity Date thereof that has been amortized at the Stated Yield (as defined below) of this Note (computed in accordance with Section 1272(a)(4) of the Internal Revenue Code of 1986, as amended, and Section 1.1275-1(b) of the Regulations, in each case as in effect on the issue date of this Note) at the date as of which the Amortized Face Amount is calculated, but in no event can the Amortized Face Amount exceed the principal amount of this Note due at the Maturity Date hereof. As used in the preceding sentence, the term "issue price" means the principal amount of this Note due at the Maturity Date hereof less the Original Issue Discount of this Note specified above. The term "Stated Yield" of this Note means the Yield to Maturity specified above for the period from the Original Issue Date of this Note specified above, to the Maturity Date hereof based on the issue price and principal amount payable at the Maturity Date hereof.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected and, for certain purposes, without the consent of the Holders of any Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

         In determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver under the Indenture or whether a quorum is present at a meeting of Holders of Securities, the principal amount of any Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon the acceleration of the Maturity thereof.

         As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes of this series, the Holders of not less than 25% in principal amount of the Notes of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of the Notes of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Notes of this series, of like tenor and of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         Unless otherwise set forth above under "Other Terms," the Notes of this series are issuable only in registered form without coupons in denominations of $1,000 and any amount in excess thereof which is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations (including, if this Note is a Global Security, certain additional limitations) therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered in the Security Register as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         This Note may have such additional or different terms as are set forth above under "Other Terms." Any terms so set forth shall be deemed to modify and/or supersede, as necessary, any other terms set forth in this Note.

         This Note shall be governed by and construed in accordance with the laws of the State of New York.

         All terms used in this Note which are defined in the Indenture and are not otherwise defined herein shall have the meanings assigned to them in the Indenture.

                                  Abbreviations


         The following abbreviations, when used in the inscription above, shall be construed as though they were written out in full according to applicable laws or regulations.


             TEN COM - as tenants in common

             TEN ENT - as tenants by the entireties

             JT TEN - as joint tenants with right of survivorship and not as tenants in common

             UNIF GIFT MIN ACT - ________________ Custodian _____________
                                      (Cust)                   (Minor)
                        under Uniform Gifts to Minors Act


                            -------------------------
                                     (State)


     Additional abbreviations may also be used though not in the above list.

                                   Assignment


         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

--------------------------------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

-----------------------------------

-----------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   (Please Print or Typewrite Name and Address
                     Including Postal Zip Code of Assignee)

the within Security and all rights thereunder, and hereby irrevocably constitutes and appoints

---------------------------------------------------------------------

to transfer said Security on the books of the Company, with full power of substitution in the premises.

Dated:


Signature Guaranteed


----------------------------------     -----------------------------------------
                                       NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Security in every particular, without alteration or enlargement or any change whatever.

                             Option to Elect Payment

         The undersigned hereby irrevocably requests and instructs the Company to repay the within Note (or portion thereof specified below) pursuant to its terms at the applicable Repayment Price, together with interest to the Repayment Date, to the undersigned at:


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   (Please Print or Typewrite Name and Address
                    Including Postal Zip Code of undersigned)

         If less than the entire principal amount of the within Note is to repaid, specify the portion thereof which the undersigned elects to have prepaid:
_______________________________________________; and specify the denomination or denominations (which shall not be less than the minimum authorized denomination) of the Notes to be issued to the undersigned for the portion of the within Note not being repaid (in the absence of any such specifications, one such Note will be issued for the portion not being repaid): ______________________________

Dated:


Signature Guaranteed


----------------------------------     -----------------------------------------
                                       NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Security in every particular, without alteration or enlargement or any change whatever.

                                                                       EXHIBIT D

REGISTERED NO.                                              REGISTERED PRINCIPAL
CUSIP NO.___________                                        AMOUNT: U.S. $______


                            DARDEN RESTAURANTS, INC.
                           Medium-Term Note, Series A
               ([Global] Original Issue Discount Fixed Rate Note)


[Insert if the Security is to be a Global Security--Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee thereof. This Security may not be exchanged in whole or in part for a Security registered, and no transfer of this Security in whole or in part may be registered, in the name of any Person other than such Depositary or a nominee thereof, except in the limited circumstances described in the Indenture.]

ORIGINAL ISSUE DATE:                        MATURITY DATE:


INTEREST RATE:                              REDEMPTION TERMS:


INTEREST PAYMENT DATES:                     REPAYMENT TERMS:


REGULAR RECORD DATES:                       OTHER TERMS:

ORIGINAL ISSUE DISCOUNT NOTE:               YIELD TO MATURITY:


[ ] ORIGINAL ISSUE DISCOUNT SUBJECT         [ ] ORIGINAL ISSUE DISCOUNT NOTE FOR
TO "SPECIAL PROVISIONS" BELOW               INCOME TAX PURPOSES ONLY



         FOR PURPOSES OF SECTION 1273 AND 1275 OF THE INTERNAL REVENUE CODE, THE AMOUNT OF ORIGINAL ISSUE DISCOUNT ON THIS NOTE IS THE PERCENTAGE OF ITS PRINCIPAL AMOUNT SET FORTH ABOVE AND THE YIELD TO MATURITY IS THE PERCENTAGE SET BOTH ABOVE.




         Darden Restaurants, Inc., a corporation duly organized and existing under the laws of Florida (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to or registered assigns, the principal sum of ___________________Dollars ($________) on the Maturity Date shown above, or together with any premium thereon, upon any applicable Redemption Date or Repayment Date referred to above, and to pay interest thereon on each Interest Payment Date shown above from the Original Issue Date shown above or from and including the most recent Interest Payment Date to which interest has been paid or duly provided, commencing with the Interest Payment Date immediately following the Original Issue Date, at the rate per annum equal to the Interest Rate shown above, until the principal hereof is paid or made available for payment; provided, however, that if the Original Issue Date is after a Regular Record Date and on or before the immediately following Interest Payment Date, interest payments will commence on the Interest Payment date following the next succeeding Regular Record Date. The amount of interest payable for any period shall be computed on the basis of twelve 30-day months and a 360-day year. The amount of interest payable for any partial period shall be computed on the basis of a 360-day year of twelve 30-day months and the days elapsed in any partial month. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date for such interest, which shall be on the Regular Record Date shown above (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date; provided, however, that interest payable on the Maturity Date of this Note or any applicable Redemption Date or Repayment Date that is not an Interest Payment Date shall be payable to the Person to whom principal shall be payable. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular

Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holder of this Note not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange or automated quotation system on which the Notes of this series may be listed or traded, and upon such notice as may be required by such exchange or automated quotation system, all as more fully provided in said Indenture. In the event that any Interest Payment Date or the Maturity Date or any applicable Redemption Date or Repayment Date is not a Business Day, the interest and, with respect to the Maturity Date or any applicable Redemption Date or Repayment Date, principal (and premium, if any) otherwise payable on such date will be paid on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date, Maturity Date, Redemption Date or Repayment Date. "Business Day" means with respect to this Note, any day, other than a Saturday or Sunday, which is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close in New York City.

         Payment of principal of (and premium, if any) and interest on any Note that is represented by a Global Security shall be made to The Depository Trust Company or its nominee, as the case may be, as the sole registered owner and the sole Holder of the Global Security represented thereby for all purposes under the Indenture.

         Payment of interest on any Note (that is not a Global Security) shall be made by check mailed to the Holder at the address of such Holder appearing on the Security Register for the Notes on the applicable Regular Record Date. A Holder of $10,000,000 or more in aggregate principal amount of such Notes with the same Interest Payment Date shall be entitled to payment by wire transfer of immediately available funds if appropriate payment instructions have been received in writing by the Trustee not less than 15 calendar days prior to the applicable Interest Payment Date. In the event that payment is so made in accordance with instructions of the Holder, such wire transfer shall be deemed to constitute full and complete payment of such interest on this Note. Payment of the principal of (and premium, if any) and interest due with respect to any Note (that is not a Global Security) at the Maturity Date or any applicable Redemption Date or Repayment Date shall be made in immediately available funds against presentation and surrender of such Note at the Corporate Trust Office of the Trustee accompanied by wire transfer instructions, provided that such Note is presented to the Trustee in time for the Trustee to make payments in such funds in accordance with its normal procedures.

         Payment of the principal of (and premium, if any) and interest on this Note will be made in such coin or currency of the United States of America as at the time of payment is legal for payment of public and private debts.

         Reference is hereby made to the further provisions of this Note set forth below, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to below by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.


Dated: ______________

                                           DARDEN RESTAURANTS, INC.


                                           By:
                                               ---------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                   -----------------------------

Attest:


--------------------------------------
Title:
      -------------------------------

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.



                                    WELLS FARGO BANK MINNESOTA, NATIONAL
                                    ASSOCIATION (formerly known as Norwest Bank
                                    Minnesota, National Association), as Trustee


                                    By:
                                        ----------------------------------------
                                    Name:
                                          --------------------------------------
                                    Authorized Officer


STATE OF ____________)

COUNTY OF __________)

         On the ____ day of ___________, _____, personally appeared _____________________, as the _________________________ of Darden Restaurants,
Inc. (the "Company"), a Florida corporation, and before me executed this [Global] Certificate for the Company's Medium-Term Notes, Series A ([Global] Original Issue Discount Fixed Rate Note), payable by Darden Restaurants, Inc. to the payee hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal, in the state and county aforesaid.


--------------------------------------
Signature of Notary Public,
State of _________
[______________]
Personally known:
Produced Identification:
Type of Identification:

(Notary Seal)

                            DARDEN RESTAURANTS, INC.
                           Medium-Term Note, Series A
               ([Global] Original Issue Discount Fixed Rate Note)

         This Note is one of a duly authorized issue of securities of the Company (herein called the "Notes"), issued or to be issued in one or more series under an Indenture, dated as of January 1, 1996 (herein called the "Indenture," which term shall have the meaning assigned to it in such instrument), between the Company and Wells Fargo Bank Minnesota, National Association (formerly known as Norwest Bank Minnesota, National Association), as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture, an Officers' Certificate of the Company establishing certain terms of the Notes pursuant to Section 301 of the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be authenticated and delivered. This Note is one of the series designated on the face hereof. By the terms of the Indenture, additional Securities of this series and of other separate series, which may vary as to date, amount, Stated Maturity, interest rate or method of calculating the interest rate and in other respects as therein provided, may be issued in an unlimited principal amount.

         If a Redemption Commencement Date or periods within which Redemption Dates may occur and the related Redemption Prices (unless otherwise specified above under "Other Terms," expressed as percentages of the principal amount of this Note if this Note is an Original Issue Discount Note for income tax purposes only as shown above and as percentages of the Amortized Face Amount (as defined below) of this Note if this Note is an Original Issue Discount Note subject to the "Special Provisions" below as shown above) are set forth under "Redemption Terms," this Note is subject to redemption prior to the Maturity Date upon not less than 30 nor more than 60 days' notice by mail to the Person in whose name this Note is registered at such address as shall appear in the Security Register for the Notes, on any Redemption Date so specified or occurring within any period so specified, as a whole or in part, at the election of the Company, at the applicable Redemption Price so specified, together in the case of any such redemption with accrued and unpaid interest on the Note to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holder of this Note (or one or more predecessor Notes) at the close of business on the relevant Regular Record Dates referred to above, all as provided in the Indenture.

         If a "make whole" redemption option is specified under "Redemption Terms," this Note is subject to redemption prior to the Maturity Date upon not less than 30 nor more than 60 days' notice by mail to the Person in whose name this Note is registered at such address as shall appear in the Security Register for the Notes, at any time, as a whole or in part, at the election of the Company, at a Redemption Price equal to the greater of (i) 100% of the principal amount or (ii) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate, plus a number of basis points specified under "Redemption Terms," plus, in each case, accrued and unpaid interest on the Note to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holder of this Note (or one or more predecessor Notes) at the close of business on the relevant Regular Record Dates referred to above, all as provided in the Indenture.

         For purposes of determining the amount at which this Note may be redeemed pursuant to a "make whole" redemption, the following terms shall have the meanings set forth next to each of them below:

         "Adjusted Treasury Rate" means, with respect to any Redemption Date, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price of the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

         "Comparable Treasury Issue" means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Securities of this series to be redeemed that would be used, at the time of a selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities of this series.

         "Quotation Agent" means the Reference Treasury Dealer appointed by the Company to serve in that capacity.

         "Comparable Treasury Price" means, with respect to any Redemption Date, the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Treasury Dealer Quotation, or if the Trustee obtains fewer than three Reference Treasury Dealer Quotations, the average of the Quotations.

         "Reference Treasury Dealer" means each of Banc of America Securities LLC and Wachovia Securities, Inc. and their respective successors; provided, however, that if either of the foregoing shall cease to be a primary United States government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefore another Primary Treasury Dealer.

         "Reference Treasury Dealer Quotation" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average as determined by the Trustee, of the bid and asked prices of the Comparable Treasury Issue (expressed, in each case, as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such Redemption Date.

         In the event of redemption of this Note in part only, a new Note of this series and of like tenor of an authorized denomination for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

         Unless otherwise specified above under "Repayment Terms," the Company shall not be obligated to redeem or purchase this Note pursuant to any sinking fund or analogous provision or at the option of the Holder before the Maturity Date. If a Repayment Date or periods within which Repayment Dates may occur and the related Repayment Prices (unless otherwise specified above under "Other Terms," expressed as percentages of the principal amount of this Note if this

Note is an Original Issue Discount Note for federal income tax purposes only as shown above and as percentages of the Amortized Face Amount (as defined below) of this Note if this Note is an Original Issue Discount Note subject to the "Special Provisions" below as shown above) are set forth above under "Repayment Terms," this Note is subject to repayment at the option of the Holder hereof prior to the Maturity Date upon such terms as are set forth above under "Repayment Terms." For the Company to repay a Note, the Trustee must receive at least 15 days but not more than 30 days prior to the Repayment Date: (i) the Note with the form entitled "Option to Elect Repayment" on the reverse of the Note duly completed; or (ii) a telegram, telex, facsimile transmission or a letter from the broker-dealer, commercial bank or trust company in the United States setting forth the name of the Holder, the principal amount of the Note, the principal amount of the Note to be repaid, the certificate number or a description of the tenor and terms of the Note, a statement that the option to elect repayment is being exercised and a guarantee that the Note to be repaid, together with the duly completed form entitled "Option to Election Repayment" on the reverse of the Note; provided however, that the telegram, telex, facsimile transmission or letter will only be effective if that Note and completed form are received by the Trustee by the fifth Business Day after the date of that telegram, telex, facsimile transmission or letter. Exercise of the repayment option by the Holder of a Note will be irrevocable. The Holder may exercise the repayment option for less than the entire principal amount of the Note. In the event of repayment of this Note in part only, a new Note of this series and of like tenor of an authorized denomination of the portion hereof not repaid will be issued in the name of the Holder hereof upon the cancellation hereof.

         The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Note or certain restrictive covenants and Events of Default with respect to this Note, in each case upon compliance with certain conditions set forth in the Indenture.

         If an Event of Default with respect to Notes of this series shall occur and be continuing, the principal due at the Stated Maturity (or, in the case of Original Issue Discount Notes subject to the "Special Provisions" below as shown above, the Amortized Face Amount) of this Note may (subject to the conditions set forth in the Indenture) be declared due and payable in the manner and with the effect provided in the Indenture. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal and overdue interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and interest, if any, on the Notes of this series shall terminate.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected and, for certain purposes, without the consent of the Holders of any Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

         In determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver under the Indenture or whether a quorum is present at a meeting of Holders of Securities, the principal amount of any Original Issue Discount Security that shall be deemed to be Outstanding shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon the acceleration of the Maturity thereof.

         As provided in and subject to the provisions of the Indenture, the Holder of this Note shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Notes of this series, the Holders of not less than 25% in principal amount of the Notes of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of the Notes of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Note for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Notes of this series, of like tenor and of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         Unless otherwise set forth above under "Other Terms," the Notes of this series are issuable only in registered form without coupons in denominations of $1,000 and any amount in excess thereof which is an integral multiple of $1,000. As provided in the Indenture and subject to certain limitations (including, if this Note is a Global Security, certain additional limitations) therein set forth, Notes of this series are exchangeable for a like aggregate principal amount of Notes of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered in the Security Register as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         This Note may have such additional or different terms as are set forth above under "Other Terms." Any terms so set forth shall be deemed to modify and/or supersede, as necessary, any other terms set forth in this Note.

         This Note shall be governed by and construed in accordance with the laws of the State of New York.

         All terms used in this Note which are defined in the Indenture and are not otherwise defined herein shall have the meanings assigned to them in the Indenture.

                               Special Provisions

         Unless otherwise indicated above under "Other Terms," if this Note is an Original Issue Discount Fixed Rate Note subject to these Special Provisions, as indicated above, the amount due and payable on this Note in the event that the principal amount hereof is declared due and payable prior to the Maturity Date hereof or in the event that this Note is redeemed or repaid shall be the Amortized Face Amount (as defined below) of this Note or, in the case of redemption or repayment, the specified percentage of the Amortized Face Amount of this Note on the date such payment is due and payable as determined by the Company, plus any accrued but unpaid "qualified stated interest" payments (as defined in the Treasury Regulations regarding original issue discount issued by the Treasury Department in January 1994 (the "Regulations")).

         The "Amortized Face Amount" of this Note shall be the amount equal to the sum of (i) the issue price (as defined below) of this Note and (ii) that portion of the difference between the issue price and the principal amount of this Note due at the Maturity Date thereof that has been amortized at the Stated Yield (as defined below) of this Note (computed in accordance with Section 1272(a)(4) of the Internal Revenue Code of 1986, as amended, and Section 1.1275-1(b) of the Regulations, in each case as in effect on the issue date of this Note) at the date as of which the Amortized Face Amount is calculated, but in no event can the Amortized Face Amount exceed the principal amount of this Note due at the Maturity Date hereof. As used in the preceding sentence, the term "issue price" means the principal amount of this Note due at the Maturity Date hereof less the Original Issue Discount of this Note specified above. The term "Stated Yield" of this Note means the Yield to Maturity specified above for the period from the Original Issue Date of this Note specified above, to the Maturity Date hereof based on the issue price and principal amount payable at the Maturity Date hereof.

                                  Abbreviations


         The following abbreviations, when used in the inscription above, shall be construed as though they were written out in full according to applicable laws or regulations.


             TEN COM - as tenants in common

             TEN ENT - as tenants by the entireties

             JT TEN - as joint tenants with right of survivorship and not as tenants in common

             UNIF GIFT MIN ACT - ________________ Custodian _____________
                                      (Cust)                   (Minor)
                        under Uniform Gifts to Minors Act


                            -------------------------
                                     (State)


     Additional abbreviations may also be used though not in the above list.

                                   Assignment


         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

--------------------------------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

-----------------------------------

-----------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   (Please Print or Typewrite Name and Address
                     Including Postal Zip Code of Assignee)

the within Security and all rights thereunder, and hereby irrevocably constitutes and appoints

---------------------------------------------------------------------

to transfer said Security on the books of the Company, with full power of substitution in the premises.

Dated:


Signature Guaranteed


----------------------------------     -----------------------------------------
                                       NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Security in every particular, without alteration or enlargement or any change whatever.

                             Option to Elect Payment

         The undersigned hereby irrevocably requests and instructs the Company to repay the within Note (or portion thereof specified below) pursuant to its terms at the applicable Repayment Price, together with interest to the Repayment Date, to the undersigned at:


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   (Please Print or Typewrite Name and Address
                    Including Postal Zip Code of undersigned)

         If less than the entire principal amount of the within Note is to repaid, specify the portion thereof which the undersigned elects to have prepaid:
_______________________________________________; and specify the denomination or denominations (which shall not be less than the minimum authorized denomination) of the Notes to be issued to the undersigned for the portion of the within Note not being repaid (in the absence of any such specifications, one such Note will be issued for the portion not being repaid): ______________________________

Dated:


Signature Guaranteed


----------------------------------     -----------------------------------------
                                       NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Security in every particular, without alteration or enlargement or any change whatever.

                                                                       EXHIBIT F

                            DARDEN RESTAURANTS, INC.
                           Medium-Term Notes, Series A

      Authentication Certificate Supplemental to the Officers' Certificate
      --------------------------------------------------------------------
                and Authentication Order dated November 10, 2000
                ------------------------------------------------


Form of Note:
o  Book-Entry
o  Certificated
     Name and Address of Registered Owner:
         Cede & Company
         P.O. Box 20, Bowling Green Station
         New York, NY  10004
     Taxpayer Identification Number of
     Registered Owner:
                        ----------------------------------

Principal Amount:  U.S. $
                         ---------------------------------

Original Issue Date:
                      ------------------------------------

Maturity Date:
                ------------------------------------------

o  Renewable (as described below)
o  Extendible (as described below)

Interest Rate Basis (and, if applicable, related Interest Periods):

o  Fixed Rate Note
o  CD Rate Note
o  Commercial Paper Rate Note
o  Federal Funds Rate Note
o  LIBOR Note
o  Prime Rate Note
o  Treasury Rate Note
o  Other Base Rate (as described below)
o  Indexed Note (as described below)
o  Amortizing Note (as described below)

Issue Price (Dollar Amount and Percentage of Principal
   Amount):  $             /          %
             -------------  ----------

Agent's Commission:  $
                      ------------------------------------

Net Proceeds to the Company:  $
                               ---------------------------

Trade Date:
             ---------------------------------------------

Settlement Date:
                 -----------------------------------------

Redemption Terms:

Repayment Terms:

Calculation Agent:

Exchange Rate Agent:

Paying Agent:

Other Terms:



Denominations:  $
                 -----------------------------------------

Interest Rate/Initial Interest Rate:
                                      --------------------

Interest Payment Dates:
                         ---------------------------------

Regular Record Dates:
                       -----------------------------------

Interest Reset Dates:
                       -----------------------------------

Calculation Dates:
                    -------------------

Index Currency:
                 -----------------------------------------

Index Maturity:
                 -----------------------------------------

Spread:
         -------------------------------------------------

Spread Multiplier:
                    -------------------

Maximum Interest Rate:
                        ----------------------------------

Minimum Interest Rate:
                        ----------------------------------

For Original Issue Discount Notes:

   Original issue discount:          %
                             --------

   Yield to maturity:                %
                             --------

   Original issue discount applicable to short accrual period:        %
                                                              --------

   Short accrual period:
                          --------------------------------

   Method used to determine yield to maturity:
     o   Approximate
     o   Exact

   Original Issue Discount Note:
     o   Subject to special provisions set forth therein
     o   For Federal income tax purposes only

Aggregate initial offering price of Debt Securities issued under
   Registration Statement No. 333-41350 through date hereof
   (including this Note):  $
                           --------

Aggregate initial offering price of Notes issued through date hereof
   (including this Note): $
                          --------

CUSIP Number:
               -------------------------------------------

DARDEN RESTAURANTS, INC.

By                                                       *
    -----------------------------------------------------

By                                                       *
    -----------------------------------------------------

Dated:

----------
* To be signed by (1) the Chairman of the Board, the President, a Vice President and (2) the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary.